BCM	Decathlon Conservative Portfolio
BCM	Decathlon Moderate Portfolio
BCM	Decathlon Aggressive Portfolio

Class 1 shares

Class 2 shares

PROSPECTUS

May 1, 2013

Advised by:

Beaumont Financial Partners, LLC

D.B.A. BFP Capital Management ("BCM")

20 Walnut Street

Wellesley Hills, MA  02481

This Prospectus provides important information about the Portfolio that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

PORTFOLIO SUMMARY – BCM Decathlon Conservative Portfolio	1
Investment Objective	1
Fees and Expenses of the Portfolio	1
Principal Investment Strategies	2
Principal Investment Risks	3
Performance	5
Advisor	5
Portfolio Managers	5
Purchase and Sale of Portfolio Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
PORTFOLIO SUMMARY – BCM Decathlon Moderate Portfolio	6
Investment Objective	6
Fees and Expenses of the Portfolio	6
Principal Investment Strategies	7
Principal Investment Risks	8
Performance	10
Advisor	10
Portfolio Managers	10
Purchase and Sale of Portfolio Shares	10
Tax Information	10
Payments to Broker-Dealers and Other Financial Intermediaries	10
PORTFOLIO SUMMARY – BCM Decathlon Aggressive Portfolio	11
Investment Objective	11
Fees and Expenses of the Portfolio	11
Principal Investment Strategies	12
Principal Investment Risks	13
Performance	15
Advisor	15
Portfolio Managers	15
Purchase and Sale of Portfolio Shares	15
Tax Information	15
Payments to Broker-Dealers and Other Financial Intermediaries	15
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	16
General Information about the Portfolios and Adviser	16
Investment Objective	17
Principal Investment Strategies	17
Principal Risks	18
Temporary Investments	23
Portfolio Holdings Disclosure	23
MANAGEMENT	23
Investment Adviser	23
Portfolio Managers	24
HOW SHARES ARE PRICED	25
HOW TO PURCHASE AND REDEEM SHARES	26
TAX CONSEQUENCES	28
DIVIDENDS AND DISTRIBUTIONS	29

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES	29
DISTRIBUTION OF SHARES	30
Distributor	30
Distribution Fees	31
Additional Compensation to Financial Intermediaries	31
Householding	32
VOTING AND MEETINGS	32
FINANCIAL HIGHLIGHTS	33
APPENDIX - ADDITIONAL INFORMATION ABOUT DECATHLON INDEXES	34
Privacy Notice	35

PORTFOLIO SUMMARY – BCM Decathlon Conservative Portfolio

Investment Objective:  The Portfolio seeks income and capital appreciation.

Fees and Expenses of the Portfolio:  This table describes the annual operating expenses that you may indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to the Portfolio.  However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus.  If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher.  You should review the insurance contract prospectus for a complete description of fees and expenses.  In the table below, acquired portfolio fees and expenses are the indirect costs of investing in other investment companies.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1 Shares	Class 2 Shares
Management Fees	0.95%	0.95%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.75%	0.75%
Acquired Fund Fees and Expenses(1)	0.24%	0.24%
Total Annual Portfolio Operating Expenses	1.94%	2.19%

 (1) The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio's financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio.

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  You would pay the same expenses if you did not redeem your shares.  However, each insurance contract and separate account involves fees and expenses that are not included in the Example.  If these fees and expenses were included in the Example, your overall expenses would be higher.  The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class 1	$197	$609	$1,047	$2,264
Class 2	$222	$685	$1,175	$2,524

Portfolio Turnover:  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio's performance.  A higher portfolio turnover rate may indicate higher transaction costs.

1

During the most recent fiscal year, the Portfolio's portfolio turnover rate was 611% of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio is a fund-of-funds that invests primarily in a defined pool of exchange-traded funds ("ETFs").  The adviser seeks to achieve the Portfolio's investment objective by investing primarily in a combination of ETFs that, as a whole, are expected to produce returns that track those of the AIM Decathlon Conservative Index ("Conservative Index"), a public index published by Morningstar.  The Conservative Index was created and is maintained by Algorithmic Investment Models, LLC ("AIM, LLC") and is a portfolio of 10 equally-weighted ETFs selected from a defined pool of ETFs to produce the highest expected rate of return for a conservative amount of risk, as measured by expected volatility and probability of loss.

The Conservative Index relies upon a proprietary quantitative algorithm designed by AIM, LLC to identify recognizable historical patterns in ETF prices and returns.  From a defined universe of over 100 ETFs, the algorithm ranks potential investments by highest expected return (for income and/or capital appreciation) for a conservative amount of risk.  The 10 ETFs with the highest expected risk-adjusted returns compose the Conservative Index and are reviewed every 25 trading days for ongoing inclusion or replacement. Under unusual circumstances the portfolios may be rebalanced inter-period (less than 25 trading days) to the then current model holdings.  The Portfolio seeks to produce returns that track those of the Conservative Index by utilizing the same proprietary algorithm to select the 10 ETFs with the highest expected risk-adjusted returns from the same universe of ETFs.  The adviser will review the algorithm rankings for ongoing inclusion or replacement and rebalance the Portfolio accordingly.  Due to the constantly changing constellation of ETF prices and broad range of ETFs in the defined universe of eligible ETFs, the Portfolio has no fixed asset allocation.

The adviser may substitute cash equivalents for one or more ETFs under unfavorable investment conditions (for example, if interest rates are at historic lows and the short-term bond ETF selected by the quantitative algorithm is producing a negative yield).

The ETFs included in the Portfolio were selected to represent a diverse and wide range of asset classes.  These ETFs invest primarily in securities representing the following asset classes:

▪

U.S. and Foreign Common Stocks

▪

U.S. and Foreign Government Fixed Income Securities

▪

U.S. and Foreign Corporate Fixed Income Securities

▪

U.S. Real Estate-Related Securities ("REITS")

▪

U.S. and Foreign Currencies

▪

Commodities

2

The Portfolio may invest in ETFs that hold securities from issuers of any market capitalization, credit quality, maturity, country, or trading currency.  Fixed income ETFs may invest in debt securities with an average portfolio credit quality below investment grade (commonly referred to as "junk bond" credit quality).  The Portfolio defines junk bonds as those rated below Baa3 by Moody's Investors Service or below BBB- by Standard and Poor's Rating Group, or, if unrated, determined by the adviser to be of similar credit quality.  ETFs investing in foreign securities may invest primarily in issuers from emerging market countries.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio.  The Portfolio is not intended to be a complete investment program.  Many factors affect the Portfolio's net asset value and performance.

The following risks apply to the Portfolio directly or through its investments in ETFs:

▪

Commodity Risk:  Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or production restrictions.

▪

Credit Risk:  Issuers might not make payments on debt securities, resulting in losses.  Credit quality of securities may be lowered if an issuer's financial condition changes, also resulting in losses.

▪

Emerging Market Risk:  In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

▪

ETF Risk:  The cost of investing in the Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  Each ETF is subject to specific risks, depending on the nature of the fund.

▪

Fixed Income Risk:  The value of bonds and other fixed income securities will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities.

▪

Foreign Currency Risk:  Foreign currency contract and securities denominated in non-US dollar currencies will subject the Portfolio to currency trading risks that include market risk and country risk.  Market risk results from adverse changes in exchange rates.  Country risk arises because a government may interfere with transactions in its currency.

▪

Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

3

▪

Junk Bond Risk:  Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Portfolio's ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Portfolio's share price.

▪

Limited History of Operations:  The Portfolio has a limited history of operation for investors to evaluate.

▪

Management Risk:  The adviser's dependence on the Conservative Index methodology and judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Portfolio invests may prove to be incorrect and may not produce the desired results.  While the adviser does not maintain or direct the Conservative Index, the adviser has a minority investment in AIM, which could present a conflict of interest.

▪

Market Risk:  Overall securities market risks may affect the value of individual ETFs.  Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.  In response to unfavorable market conditions, the adviser may temporarily invest a portion or all of the Portfolio in cash or cash equivalents instead of ETFs.  If it does so, different factors could affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

▪

Portfolio Turnover Risk. The Portfolio may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover may cause the Portfolio to incur higher brokerage costs, which may adversely affect the Portfolio’s performance.

▪

Quantitative Investing:  The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis.  The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.  In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

▪

Real Estate Risk:  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  REIT performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.

▪

Small and Medium Capitalization Stock Risk:  The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

4

Performance:  Because the Portfolio has less than a full calendar year of investment operations, no performance information is presented for the Portfolio at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.  Updated performance information will be available at no cost by calling toll-free at 1-888-220-5775.

Investment Adviser: Beaumont Financial Partners, LLC D.B.A. BFP Capital Management.

Portfolio Managers:  David M. Haviland, Partner at the adviser and Thomas J. Cahill, Partner at the adviser.  Each has served the Portfolio as a portfolio manager since it commenced operations in 2012.

Purchase and Sale of Portfolio Shares:  Shares of the Portfolio are intended to be sold to certain separate accounts of the participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts.  You and other purchasers of variable annuity contracts, variable life contracts, participants in pension and retirement plans will not own shares of the Portfolio directly.  Rather, all shares will be held by the separate accounts or plans for your benefit and the benefit of other purchasers or participants.  Please refer to your insurance contract prospectus or retirement plan documents for additional information on purchase and sale of shares. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your insurance contract, separate account or retirement plan.

Tax Information:  It is the Portfolio's intention to distribute all realized income and gains.  Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts.  However, some distributions from such contracts may be taxable at ordinary income tax rates.  In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax.  Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.  Please refer to your insurance contract prospectus or retirement plan documents for additional information on taxes.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson for more information.

5

PORTFOLIO SUMMARY – BCM Decathlon Moderate Portfolio

Investment Objective:  The Portfolio seeks income and capital appreciation.

Fees and Expenses of the Portfolio:  This table describes the annual operating expenses that you may indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to the Portfolio.  However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus.  If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher.  You should review the insurance contract prospectus for a complete description of fees and expenses.  In the table below, acquired portfolio fees and expenses are the indirect costs of investing in other investment companies.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1 Shares	Class 2 Shares
Management Fees	0.95%	0.95%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.75%	0.75%
Acquired Fund Fees and Expenses(1)	0.38%	0.38%
Total Annual Portfolio Operating Expenses	2.08%	2.33%

 (1) The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio's financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio.

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  You would pay the same expenses if you did not redeem your shares.  However, each insurance contract and separate account involves fees and expenses that are not included in the Example.  If these fees and expenses were included in the Example, your overall expenses would be higher.  The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class 1	$211	$652	$1,119	$2,410
Class 2	$236	$727	$1,245	$2,666

Portfolio Turnover:  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio's performance.  A higher portfolio turnover rate may indicate higher transaction costs.

6

During the most recent fiscal year, the Portfolio's portfolio turnover rate was 548% of the average value of its portfolio.

Principal Investment Strategies.  The Portfolio is a fund-of-funds that invests primarily in a defined pool of exchange-traded funds ("ETFs").  The adviser seeks to achieve the Portfolio's investment objective by investing primarily in a combination of ETFs that, as a whole, are expected to produce returns that track those of the AIM Decathlon Moderate Index ("Moderate Index"), a public index published by Morningstar.  The Moderate Index was created and is maintained by Algorithmic Investment Models, LLC ("AIM, LLC") and is a portfolio of 10 equally-weighted ETFs selected from a defined pool of ETFs to produce the highest expected rate of return for a moderate amount of risk, as measured by expected volatility and probability of loss.

The Moderate Index relies upon a proprietary quantitative algorithm designed by AIM, LLC to identify recognizable historical patterns in ETF prices and returns.  From a defined universe of over 100 ETFs, the algorithm ranks potential investments by highest expected return (for income and/or capital appreciation) for a moderate amount of risk.    The 10 ETFs with the highest expected risk-adjusted returns compose the Moderate Index and are reviewed every 25 trading days for ongoing inclusion or replacement.  Under unusual circumstances the portfolios may be rebalanced inter-period (less than 25 trading days) to the then current model holdings. The Portfolio seeks to produce returns that track those of the Moderate Index by utilizing the same proprietary algorithm to select the 10 ETFs with the highest expected risk-adjusted returns from the same universe of ETFs.  The adviser will review the algorithm rankings for ongoing inclusion or replacement and rebalance the Portfolio accordingly.  Due to the constantly changing constellation of ETF prices and broad range of ETFs in the defined universe of eligible ETFs, the Portfolio has no fixed asset allocation.

The adviser may substitute cash equivalents for one or more ETFs under unfavorable investment conditions (for example, if interest rates are at historic lows and the short-term bond ETF selected by the quantitative algorithm is producing a negative yield).

The ETFs included in the Portfolio were selected to represent a diverse and wide range of asset classes.  These ETFs invest primarily in securities representing the following asset classes:

▪

U.S. and Foreign Common Stocks

▪

U.S. and Foreign Government Fixed Income Securities

▪

U.S. and Foreign Corporate Fixed Income Securities

▪

U.S. Real Estate-Related Securities ("REITS")

▪

U.S. and Foreign Currencies

▪

Commodities

7

The Portfolio may invest in ETFs that hold securities from issuers of any market capitalization, credit quality, maturity, country, or trading currency.  Fixed income ETFs may invest in debt securities with an average portfolio credit quality below investment grade (commonly referred to as "junk bond" credit quality).  The Portfolio defines junk bonds as those rated below Baa3 by Moody's Investors Service or below BBB- by Standard and Poor's Rating Group, or, if unrated, determined by the adviser to be of similar credit quality.  ETFs investing in foreign securities may invest primarily in issuers from emerging market countries.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio.  The Portfolio is not intended to be a complete investment program.  Many factors affect the Portfolio's net asset value and performance.  While the Portfolio invests in the same universe of ETFs as the BCM Decathlon Conservative Portfolio, the quantitative algorithm upon which ETF selection is based provides risk-adjusted rankings and may select ETFs which present more risk (based upon historic volatility) in the BCM Decathlon Moderate Portfolio than those ETFs selected for the  BCM Decathlon Conservative Portfolio.

The following risks apply to the Portfolio directly or through its investments in ETFs:

▪

Commodity Risk:  Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or production restrictions.

▪

Credit Risk:  Issuers might not make payments on debt securities, resulting in losses.  Credit quality of securities may be lowered if an issuer's financial condition changes, also resulting in losses.

▪

Emerging Market Risk:  In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

▪

ETF Risk:  The cost of investing in the Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  Each ETF is subject to specific risks, depending on the nature of the fund.

▪

Fixed Income Risk:  The value of bonds and other fixed income securities will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities.

▪

Foreign Currency Risk:  Foreign currency contract and securities denominated in non-US dollar currencies will subject the Portfolio to currency trading risks that include market risk and country risk.  Market risk results from adverse changes in exchange rates.  Country risk arises because a government may interfere with transactions in its currency.

8

▪

Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

▪

Junk Bond Risk:  Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Portfolio's ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Portfolio's share price.

▪

Limited History of Operations:  The Portfolio has a limited history of operation for investors to evaluate.

▪

Management Risk:  The adviser's dependence on the Moderate Index methodology and judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Portfolio invests may prove to be incorrect and may not produce the desired results.  While the adviser does not maintain or direct the Moderate Index, the adviser has a minority investment in AIM, which could present a conflict of interest.

▪

Market Risk:  Overall securities market risks may affect the value of individual ETFs.  Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.  In response to unfavorable market conditions, the adviser may temporarily invest a portion or all of the Portfolio in cash or cash equivalents instead of ETFs.  If it does so, different factors could affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

▪

Portfolio Turnover Risk. The Portfolio may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover may cause the Portfolio to incur higher brokerage costs, which may adversely affect the Portfolio’s performance.

▪

Quantitative Investing:  The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis.  The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.  In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

▪

Real Estate Risk:  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  REIT performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.

9

▪

Small and Medium Capitalization Stock Risk:  The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Performance:  Because the Portfolio has less than a full calendar year of investment operations, no performance information is presented for the Portfolio at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.  Updated performance information will be available at no cost by calling toll-free at 1-888-220-5775.

Investment Adviser: Beaumont Financial Partners, LLC D.B.A. BFP Capital Management.

Portfolio Managers:  David M. Haviland, Partner at the adviser and Thomas J. Cahill, Partner at the adviser.  Each has served the Portfolio as a portfolio manager since it commenced operations in 2012.

Purchase and Sale of Portfolio Shares:  Shares of the Portfolio are intended to be sold to certain separate accounts of the participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts.  You and other purchasers of variable annuity contracts, variable life contracts, participants in pension and retirement plans will not own shares of the Portfolio directly.  Rather, all shares will be held by the separate accounts or plans for your benefit and the benefit of other purchasers or participants.  Please refer to your insurance contract prospectus or retirement plan documents for additional information on purchase and sale of shares. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your insurance contract, separate account or retirement plan.

Tax Information:  It is the Portfolio's intention to distribute all realized income and gains.  Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts.  However, some distributions from such contracts may be taxable at ordinary income tax rates.  In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax.  Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.  Please refer to your insurance contract prospectus or retirement plan documents for additional information on taxes.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson for more information.

10

PORTFOLIO SUMMARY – BCM Decathlon Aggressive Portfolio

Investment Objectives:  The Portfolio seeks income and capital appreciation.

Fees and Expenses of the Portfolio:  This table describes the annual operating expenses that you may indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to the Portfolio.  However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus.  If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher.  You should review the insurance contract prospectus for a complete description of fees and expenses.  In the table below, acquired portfolio fees and expenses are the indirect costs of investing in other investment companies.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1 Shares	Class 2 Shares
Management Fees	0.95%	0.95%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.75%	0.75%
Acquired Fund Fees and Expenses(1)	0.43%	0.43%
Total Annual Portfolio Operating Expenses	2.13%	2.38%

 (1) The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio's financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio.

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  You would pay the same expenses if you did not redeem your shares.  However, each insurance contract and separate account involves fees and expenses that are not included in the Example.  If these fees and expenses were included in the Example, your overall expenses would be higher.  The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class 1	$216	$667	$1,144	$2,462
Class 2	$241	$742	$1,270	$2,716

Portfolio Turnover:  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio's performance.  A higher portfolio turnover rate may indicate higher transaction costs.

11

During the most recent fiscal year, the Portfolio's portfolio turnover rate was 637% of the average value of its portfolio.

Principal Investment Strategies.  The Portfolio is a fund-of-funds that invests primarily in a defined pool of exchange-traded funds ("ETFs").  The adviser seeks to achieve the Portfolio's investment objective by investing primarily in a combination of ETFs that, as a whole, are expected to produce returns that track those of the AIM Decathlon Aggressive Index ("Aggressive Index"), a public index published by Morningstar.  The Aggressive Index was created and is maintained by Algorithmic Investment Models, LLC ("AIM, LLC") and is a portfolio of 10 equally-weighted ETFs selected from a defined pool of ETFs to produce the highest expected rate of return for a more aggressive amount of risk than either the Conservative or Moderate Indexes, as measured by expected volatility and probability of loss.

The Aggressive Index relies upon a proprietary quantitative algorithm designed by AIM, LLC to identify recognizable historical patterns in ETF prices and returns.  From a defined universe of over 100 ETFs, the algorithm ranks potential investments by highest expected return (for income and/or capital appreciation) for an aggressive amount of risk relative to the other Decathlon Indexes.    The 10 ETFs with the highest expected risk-adjusted returns compose the Aggressive Index and are reviewed every 25 trading days for ongoing inclusion or replacement.  Under unusual circumstances the portfolios may be rebalanced inter-period (less than 25 trading days) to the then current model holdings. The Portfolio seeks to produce returns that track those of the Aggressive Index by utilizing the same proprietary algorithm to select the 10 ETFs with the highest expected risk-adjusted returns from the same universe of ETFs.  The adviser will review the algorithm rankings for ongoing inclusion or replacement and rebalance the Portfolio accordingly.  Due to the constantly changing constellation of ETF prices and broad range of ETFs in the defined universe of eligible ETFs, the Portfolio has no fixed asset allocation.

The adviser may substitute cash equivalents for one or more ETFs under unfavorable investment conditions (for example, if interest rates are at historic lows and the short-term bond ETF selected by the quantitative algorithm is producing a negative yield). The ETFs included in the Portfolio were selected to represent a diverse and wide range of asset classes.  These ETFs invest primarily in securities representing the following asset classes:

▪

U.S. and Foreign Common Stocks

▪

U.S. and Foreign Government Fixed Income Securities

▪

U.S. and Foreign Corporate Fixed Income Securities

▪

U.S. Real Estate-Related Securities ("REITS")

▪

U.S. and Foreign Currencies

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Commodities

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The Portfolio may invest in ETFs that hold securities from issuers of any market capitalization, credit quality, maturity, country, or trading currency.  Fixed income ETFs may invest in debt securities with an average portfolio credit quality below investment grade (commonly referred to as "junk bond" credit quality).  The Portfolio defines junk bonds as those rated below Baa3 by Moody's Investors Service or below BBB- by Standard and Poor's Rating Group, or, if unrated, determined by the adviser to be of similar credit quality.  ETFs investing in foreign securities may invest primarily in issuers from emerging market countries.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio.  The Portfolio is not intended to be a complete investment program.  Many factors affect the Portfolio's net asset value and performance.  While the Portfolio invests in the same universe of ETFs as the BCM Decathlon Conservative Portfolio and the BCM Decathlon Moderate Portfolio, the quantitative algorithm upon which ETF selection is based provides risk-adjusted rankings and the ETFs in the Portfolio may present more risk (based upon historic volatility) than those ETFs selected for the BCM Decathlon Conservative Portfolio or BCM Moderate Portfolio.

The following risks apply to the Portfolio directly or through its investments in ETFs.

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Commodity Risk:  Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or production restrictions.

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Credit Risk:  Issuers might not make payments on debt securities, resulting in losses.  Credit quality of securities may be lowered if an issuer's financial condition changes, also resulting in losses.

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Emerging Market Risk:  In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

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ETF Risk:  The cost of investing in the Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  Each ETF is subject to specific risks, depending on the nature of the fund.

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Fixed Income Risk:  The value of bonds and other fixed income securities will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities.

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Foreign Currency Risk:  Foreign currency contract and securities denominated in non-US dollar currencies will subject the Portfolio to currency trading risks that include market risk and country risk.  Market risk results from adverse changes in exchange rates.  Country risk arises because a government may interfere with transactions in its currency.

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▪

Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

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Junk Bond Risk:  Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Portfolio's ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Portfolio's share price.

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Limited History of Operations:  The Portfolio has a limited history of operation for the investors to evaluate.

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Management Risk:  The adviser's dependence on the Aggressive Index methodology and judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Portfolio invests may prove to be incorrect and may not produce the desired results.  While the adviser does not maintain or direct the Aggressive Index, the adviser has a minority investment in AIM, which could present a conflict of interest.

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Market Risk:  Overall securities market risks may affect the value of individual ETFs.  Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.  In response to unfavorable market conditions, the adviser may temporarily invest a portion or all of the Portfolio in cash or cash equivalents instead of ETFs.  If it does so, different factors could affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

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Portfolio Turnover Risk. The Portfolio may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover may cause the Portfolio to incur higher brokerage costs, which may adversely affect the Portfolio’s performance.

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Quantitative Investing:  The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis.  The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.  In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

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Real Estate Risk:  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  REIT performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.

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▪

Small and Medium Capitalization Stock Risk:  The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Performance:  Because the Portfolio has less than a full calendar year of investment operations, no performance information is presented for the Portfolio at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.  Updated performance information will be available at no cost by calling toll-free at 1-888-220-5775.

Investment Adviser: Beaumont Financial Partners, LLC D.B.A. BFP Capital Management.

Portfolio Managers:  David M. Haviland, Partner at the adviser and Thomas J. Cahill, Partner at the adviser.  Each has served the Portfolio as a portfolio manager since it commenced operations in 2012.

Purchase and Sale of Portfolio Shares:  Shares of the Portfolio are intended to be sold to certain separate accounts of the participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts.  You and other purchasers of variable annuity contracts, variable life contracts, participants in pension and retirement plans will not own shares of the Portfolio directly.  Rather, all shares will be held by the separate accounts or plans for your benefit and the benefit of other purchasers or participants.  Please refer to your insurance contract prospectus or retirement plan documents for additional information on purchase and sale of shares. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your insurance contract, separate account or retirement plan.

Tax Information:  It is the Portfolio's intention to distribute all realized income and gains.  Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts.  However, some distributions from such contracts may be taxable at ordinary income tax rates.  In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax.  Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.  Please refer to your insurance contract prospectus or retirement plan documents for additional information on taxes.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

General Information about the Portfolios and Adviser.

This Prospectus describes the Portfolios, each a series of Northern Lights Variable Trust, a Delaware statutory trust (the "Trust").  BFP Capital Management serves as each Portfolio's investment adviser.  The Portfolios are intended to be a funding vehicle for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies (each a "Participating Insurance Company").

The Trust has received an exemptive order from the SEC ("Exemptive Order") that permits the portfolios of the Trust, including the Portfolios, to sell shares to separate accounts of unaffiliated insurance companies, and pension and retirement plans that qualify for special income tax treatment.  These arrangements may present certain conflicts of interest due to differences in tax treatment and other considerations such that the interests of various variable contract owners participating in a portfolio and the interests of pension and retirement plans investing in a portfolio may conflict.  For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a portfolio could cause other variable insurance products funded by the separate account of another insurance company to lose their tax-deferred status unless remedial actions were taken.  It is possible that a difference may arise among the interests of the holders of different types of contracts - for example, if applicable state insurance law or contract owner instructions prevent a Participating Insurance Company from continuing to invest in a portfolio following a change in the portfolio's investment policies, or if different tax laws apply to flexible premium variable life insurance contracts and variable annuities.  The Trust's Board of Trustees (the "Board") and each Participating Insurance Company will attempt to monitor events to prevent such differences from arising.  As a condition of the Exemptive Order, the Board will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts.  If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of the portfolios.  This might force a portfolio, such as one of the Portfolios, to sell its securities at disadvantageous prices which could cause a decrease in the portfolio's net asset value.

Individual variable annuity contract holders and flexible premium variable life insurance policyholders are not "shareholders" of the Portfolios.  The Participating Insurance Company and its separate accounts are the shareholders or investors, although such company will pass through voting rights to its variable annuity contract or flexible premium variable life insurance policyholders.  Shares of the Portfolios are not offered directly to the general public.

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The adviser, under the supervision of the Board of Trustees, is responsible for constructing and monitoring each Portfolio's investments to be consistent with the investment objective and principal investment strategies of the relevant Portfolio.  Each Portfolio invests within a specific segment (or portion) of the capital markets and invests in a wide variety of securities consistent with its investment objective and style.  The potential risks and returns of each Portfolio vary with the degree to which the Portfolio invests in a particular market segment and/or asset class.

INVESTMENT OBJECTIVE

Portfolio	Investment Objective
BCM Decathlon Conservative	The Portfolio seeks income and capital appreciation.
BCM Decathlon Moderate	The Portfolio seeks income and capital appreciation.
BCM Decathlon Aggressive	The Portfolio seeks income and capital appreciation.

Each Portfolio's investment objective may be changed without shareholder approval by the Portfolio's Board of Trustees upon 60 days’ written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The adviser seeks to achieve the Portfolio's investment objective by investing primarily in a combination of ETFs that, as a whole, are expected to produce returns that track those of the relevant Decathlon Index (Conservative, Moderate or Aggressive).  Each Decathlon Index is a portfolio of 10 equally-weighted ETFs selected using a proprietary quantitative algorithm to produce the highest expected rate of return for a particular amount of risk, as measure by expected volatility and probability of loss.  Each Portfolio seeks to produce returns that track the relevant Index by utilizing the AIM proprietary algorithm to select the 10 ETFs with the highest expected risk-adjusted returns (for Conservative, Moderate and Aggressive) from the same universe of ETFs.  The Portfolio will review the algorithm rankings for ongoing inclusion or replacement and rebalance the Portfolio accordingly.  The algorithms that produce the Decathlon Indices and Model portfolios are periodically reviewed for accuracy and to ensure they are performing as intended.  From time to time the algorithms may be updated with changes seeking to improve performance characteristics.  These updates are not expected to change the risk profile of the Decathlon Indices or Models.

The adviser may also substitute cash equivalents for one or more ETFs under unfavorable investment conditions (for example, if interest rates are at historic lows and the short-term bond ETF selected by the quantitative algorithm is producing a negative yield).   Due to the constantly changing constellation of ETF prices and broad range of ETFs in the defined universe of eligible ETFs, the Portfolio has no fixed asset allocation.

Each Index targets a relative amount of risk as measured against the other Indexes.  Specifically, the Conservative Index targets volatility in the mid-single digit range, the Moderate Index targets volatility in the low to mid-teen range and the Aggressive Index targets volatility in the high-teen range.  The quantitative algorithm used by the Indexes

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and the Portfolio to select and rank ETFs within the pool utilizes historical volatility and price return information, as well as pattern recognition technology, to adjust for relative or desired levels of risk in ranking the ETFs for the Conservative, Moderate and Aggressive targets.  However, the actual volatility for any Portfolio and the corresponding Index is subject to volatility of the market as a whole and at any given time may be above or below the target range.

The adviser believes the Decathlon Indexes represent an innovative line of dynamic asset allocation strategies that combine the insights of behavioral finance with the power of artificial intelligence.  By targeting different levels of volatility, the strategies are designed to maximize returns and minimize drawdowns (losses) for each unit of chosen risk.  By utilizing pattern recognition technology ("PRT"), the asset allocation and security selection engine (or algorithm) ranks a diverse universe of more than 100 equity, fixed income, and alternative ETFs. Higher-ranked ETFs are purchased on an equal-weight basis and reviewed for ongoing inclusion. Due to the constantly changing constellation of ETF prices and broad range of ETF choices, the Decathlon Index strategies have no fixed asset allocation. They can range from 100% equity to 100% fixed income depending upon the market conditions.  Additionally, "Prospect Theory", the notion that losses hurt more than gains feel good, is explicitly formulated into the PRT selection process. By emphasizing loss avoidance and by frequent review of portfolio holdings, the PRT software pursues hyper-efficient portfolios of ETFs that rapidly adapt to changing market conditions. The strategies seek to maximize returns while minimizing volatility and losses based on the desired level of risk.

The universe of ETFs in which the Indexes and Portfolios invest was selected by AIM.  The ETFs have unique profiles and attributes and were selected to represent a diverse and wide range of asset classes.  The universe of ETFs is fixed, and while no changes are contemplated, any change, substitution or deletion in the pool of eligible ETFs would be determined by committee, comprised of the two principals and the founders of AIM.  The adviser owns a minority interest in AIM.  However, neither the adviser nor its personnel are involved in selecting the eligible ETFs or the development / operation of the quantitative algorithms.

PRINCIPAL INVESTMENT RISKS

There is no assurance that a Portfolio will achieve its investment objective.  Each Portfolios share price will fluctuate with changes in the market value of its portfolio investments.  When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Portfolio.  Risks could adversely affect the net asset value, total return and the value of a Portfolio and your investment.  The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Portfolio's Portfolio Summary section of this Prospectus.

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The Portfolios’ are subject to varying amounts of risk as suggested by the names: Conservative, Moderate and Aggressive.  The following risks apply to each Portfolio directly or through its investments in ETFs.

Commodity Risk

Investing in the commodities markets through commodity-linked ETFs will subject the Portfolio to potentially greater volatility than investments in traditional securities.  The value of commodity-linked ETFs will be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Credit Risk

There is a risk that security issuers will not make interest and/or principal payments on their securities.  In addition, the credit quality of securities may be lowered if an issuer's financial condition changes.  Lower credit quality will lead to greater volatility in the price of a security and in shares of the Portfolio.  Lower credit quality also will affect liquidity and make it difficult for the Portfolio to sell the security.  This means that, compared to issuers of higher-rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.  Default, or the market's perception that an issuer is likely to default, tends to reduce the value and liquidity of securities held by the Portfolio, thereby reducing the value of your investment in Portfolio shares.  In addition, default may cause the Portfolio to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Emerging Markets Risk

In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

ETF Risk

ETFs are subject to investment advisory and other expenses, which will be indirectly paid by a Portfolio.  As a result, your cost of investing in the Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange.  ETF shares may trade at a discount to or

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a premium above net asset value if there is a limited market in such shares.  ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Portfolio.  Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Portfolio's holdings at the most optimal time, adversely affecting performance.  Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and natural resources.  ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indexes they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which the Portfolio invests will incur expenses not incurred by their applicable indexes.  Certain securities comprising the indexes tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indexes.

Fixed Income Risk

When a Portfolio invests in bonds and other fixed income securities through ETFs, the value of your investment in the Portfolio will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Portfolio.  In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Portfolio possibly causing the Portfolio's share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk

A Portfolio's investments in foreign currency denominated securities will subject the Portfolio to currency trading risks that include market risk, interest rate risk and country risk.  Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.  Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency.  Country risk arises because virtually every country has interfered with international transactions in its currency.  Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.  Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate.  This risk could include the country issuing a new currency, effectively making the "old" currency worthless.

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Foreign Investment Risk

Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Junk Bond Risk

Lower-quality bonds, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, and a Portfolio's share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce a Portfolio's ability to sell its bonds (liquidity risk).  Such securities may also include "Rule 144A" securities, which are subject to resale restrictions.  The lack of a liquid market for these bonds could decrease a Portfolio's share price.

Limited History of Operations

Each Portfolio has a limited history of operation for investors to evaluate. Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser's management of individual and institutional accounts.  As a result, investors cannot judge the adviser or sub-adviser by a track record of managing a mutual fund and the adviser and sub-adviser may not achieve the intended result in managing a Portfolio.

Management Risk

The net asset value of each Portfolio changes daily based on the performance of its investments.  The ability of a Portfolio to meet its investment objective is directly related to the adviser's allocation of the Portfolio's assets using its Conservative, Moderate and Aggressive Index methodologies. The adviser's objective judgments, based on investment strategy, about the attractiveness and potential appreciation of particular investments in which the Portfolio invests may prove to be incorrect and there is no guarantee that the adviser's investment strategy will produce the desired results.  Management fees paid to the adviser may be higher than the typical index fund.  While the adviser does not maintain or direct the Decathlon Indexes, the adviser has a minority investment in AIM, which could present a conflict of interest.

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Market Risk

The net asset value of a Portfolio will fluctuate based on changes in the value of the securities in which the Portfolio invests.  Each Portfolio invests in securities that may be more volatile and carry more risk than some other forms of investment.  The price of securities may rise or fall because of economic or political changes. Security prices, in general, may decline over short or even extended periods of time.  Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.  In response to unfavorable market conditions, the adviser may temporarily invest a portion or all of the Portfolio in cash or cash equivalents instead of ETFs.  If it does so, different factors could affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Quantitative Investing

The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis.  The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.  In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Portfolio Turnover Risk

Each Portfolio may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Portfolio buying and selling all of the securities in its portfolio once during the course of a year. How long a Portfolio holds a security in its portfolio is generally not a factor in making buy and sell decisions. Increased portfolio turnover may cause a Portfolio to incur higher brokerage costs, which may adversely affect the Portfolio’s performance.

Real Estate Risk

Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  When economic growth is slow, demand for property decreases and prices tend to decline.  Property values tend to decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.  A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties.  A decline in rental income will occur because of extended vacancies, increased competition from other properties,

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tenants' failure to pay rent or poor management.  A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows.  Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.

Small and Medium Capitalization Stock Risk

The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.  These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group.  Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies.  Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, each Portfolio may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  Each Portfolio may be invested in these instruments for extended periods, depending on the adviser's assessment of market conditions.  These short-term debt securities and money market instruments may include shares of other mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  While a Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that a Portfolio invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market portfolios' advisory and operational fees.  Each Portfolio may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of each Portfolio's policies regarding the release of portfolio holdings information is available in the Portfolio's Statement of Additional Information.  Shareholders may request portfolio holdings schedules at no charge by calling toll-free 1-888-220-5775.

MANAGEMENT

Investment Adviser:

The Portfolio has entered into an Investment Advisory Agreement ("Advisory Agreement") with Beaumont Financial Partners, LLC D.B.A. BFP Capital Management, located at 20 Walnut Street, Wellesley Hills, MA 02481 under which the adviser

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manages each Portfolio's investments subject to the supervision of the Board of Trustees.  The adviser was formed in 1981 as Beaumont Trust Associates, was reorganized as Beaumont Financial Partners, LLC in 1999 and does business as BFP Capital Management.  The adviser provides investment management services to individuals, corporations, banks, pooled investment vehicles, charities and other investment advisers.  As of December 31, 2012, it has over $1.8 billion in assets under management. Under the Advisory Agreement, each Portfolio compensates the adviser for its investment advisory services at the annual rate of 0.95% of a Portfolio's average daily net assets up to $250 million, 0.90% for assets over $250 and up to $1 billion, and 0.85% for asset over $1 billion, payable on a monthly basis.

The adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until April 30, 2014, to ensure that, for each Portfolio, total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.70% and 1.95% of average daily net assets attributable to Class 1 and 2 shares, respectively.  These fee waivers and expense reimbursements are subject to possible recoupment from the applicable Portfolio in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Portfolios' Board of Trustees, on 60 days written notice to the adviser.  Fee waiver and reimbursement arrangements can decrease a Portfolio's expenses and boost its performance.

A discussion regarding the basis for the Board of Trustees' approval of the Advisory Agreement will be available in the Portfolios' first annual or semi-annual report to shareholders.

Portfolio Managers

David M. Haviland, Partner

Mr. Haviland has been with the adviser since 2000 and has been in the financial services industry since 1986.  Mr. Haviland graduated with honors from The University of Vermont and worked with several investment organizations prior to joining his father's firm in 1993.  After buying out his father, Mr. Haviland merged his firm with Beaumont Financial Partners, LLC in 2000.  Mr. Haviland designed Beaumont Financial Partners, LLC's proprietary asset allocation and investment reporting system.  A member of the Financial Planning Association, Mr. Haviland's expertise includes the 401k and pension/profit sharing arenas.  Mr. Haviland has served several organizations as treasurer including the Dedham Country and Polo Club.  He has also served on several town boards including 6 years on the Dover School Committee.

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Thomas J. Cahill, Partner

Mr. Cahill has been with the adviser since 1993 and is a graduate of Georgetown University and holds an MBA, cum laude, from Babson College.  Prior to joining the adviser, Mr. Cahill held various roles at Price Waterhouse Coopers and General Electric Capital.  Mr. Cahill is a member of the American Institute and Massachusetts Society of Certified Public Accountants.  In addition to his investment management experience, Mr. Cahill has significant expertise in alternative investments as well as endowment and qualified plan management.  Mr. Cahill serves as a member of various non-profit boards.

The Portfolio's Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Portfolio.

HOW SHARES ARE PRICED

The public offering price and Net Asset Value ("NAV") of Portfolio shares are determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining the aggregate market value of all assets of the Portfolio less its liabilities divided by the total number of the Portfolio's shares outstanding, on a per-class basis.  ((Assets minus liabilities)/number of shares=NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the per-class expenses and fees of the Portfolio, including investment advisory, administration, and distribution fees, if any, which are accrued daily.  The determination of NAV of the Portfolio for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Portfolio (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities are valued each day at the last quoted sales price on each security's principal exchange.  Securities traded or dealt in on one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board  In these cases, the Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that

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security.  Securities that are priced using fair value procedures may not be liquid and may not be readily tradable.  The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Portfolio may use independent pricing services to assist in calculating the value of its portfolio securities. With respect to foreign securities that are primarily listed on foreign exchanges or that may trade on weekends or other days when the Portfolio does not price its shares, the value of the Portfolio's investment portfolio may change on days when you may not be able to buy or sell Portfolio shares.  In computing the NAV of the Portfolio, the Advisor values foreign securities held by the Portfolio, if any, at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the investment portfolio occur before the Portfolio prices its shares, the security will be valued at fair value.  For example, if trading in a security is halted and does not resume before the Portfolio calculates its NAV, the Advisor may need to price the security using the Portfolio's fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of the Portfolio's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio's NAV by short-term traders.

With respect to any portion of the Portfolio's assets that is invested in one or more open-end management investment companies that are registered under the 1940 Act (mutual funds), the Portfolio's net asset value is calculated based upon the net asset values of the mutual funds in which the Portfolio invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE AND REDEEM SHARES

This Prospectus describes two classes of shares offered by each Portfolio: Class 1 and Class 2.  The Portfolio offers these classes of shares so that you can choose the class that best suits your investment needs.  The main difference between each class are ongoing fees.  Class 2 shares pay an annual fee of up to 0.25% for distribution expenses pursuant to a plan under Rule 12b-1, and Class 1 shares do not pay such fees.  For information on ongoing distribution fees, see Distribution Fees on page 31 of this Prospectus.  Each class of shares in a Portfolio represents interest in the same portfolio of investments within the Portfolio.

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As described earlier in this Prospectus, shares of each Portfolio are intended to be sold to certain separate accounts of the participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts.  You and other purchasers of variable annuity contracts will not own shares of a Portfolio directly.  Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable annuity contracts.  All investments in a Portfolio are credited to the shareholder's account in the form of full or fractional shares of the Portfolio.  The Portfolios do not issue share certificates.  Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable annuity contracts or for other reasons described in the separate account prospectus that you received when you purchased your variable annuity contract.  Redemptions are processed on any day on which the Portfolio is open for business.  Please refer to your insurance contract prospectus or retirement plan documents for additional information.

When Order is Processed

Shares of a Portfolio are sold and redeemed at their current NAV per share without the imposition of any sales commission or redemption charge, although certain sales and other charges may apply to the policies or annuity contracts.  These charges are described in the applicable product prospectus.  Requests to purchase and sell shares are processed at the NAV next calculated after the request is received by the participating life insurance company, or qualified pension or retirement plan, in good order.  All requests received in good order by a Participating Insurance Company, or qualified pension or retirement plan before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open will be executed on that same day.  Requests received after the close of regular trading on the NYSE, or on any day the NYSE is closed, will be processed on the next business day.  The Participating Insurance Company or qualified pension or retirement plan is responsible for properly transmitting purchase orders and federal portfolios to a Portfolio.

The USA PATRIOT Act requires financial institutions, including each Portfolio, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  You will be required by your insurance company, or pension or retirement plan, to supply certain information, such as your full name, date of birth, social security number and permanent street address.  This information will assist them in verifying your identity.  As required by law, your insurance company, or pension or retirement plan may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

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TAX CONSEQUENCES

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").  As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to the separate accounts.  Taxable income consists generally of net investment income, and any capital gains.  It is each Portfolio's intention to distribute all such income and gains.

Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts.  However, some distributions from such contracts may be taxable at ordinary income tax rates.  In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Shares of the Portfolios are offered to the separate accounts of the participating life insurance companies and their affiliates.  Separate accounts are insurance company separate accounts that fund the annuity contracts.  Under the Code, the insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity contracts.  In order for shareholders to receive the favorable tax treatment available to holders of variable insurance contracts, the separate accounts, as well as a Portfolio, must meet certain diversification requirements.  If a Portfolio does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.  The diversification requirements are discussed below.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on a Portfolio.  Each Portfolio intends to comply with the diversification requirements.  These requirements are in addition to the diversification requirements imposed on a Portfolio by Subchapter M and the Investment Company Act of 1940.  The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer.  Specifically, the regulations provide that, except as permitted by "safe harbor" rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is cash and cash items, government securities, and securities of other regulated investment companies.  For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment.  In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and

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its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a Portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance company, the policies and the annuity contracts may be taxable.  See the prospectuses for the policies and annuity contracts.

For a more complete discussion of the taxation of the life insurance company and the separate accounts, as well as the tax treatment of the annuity contracts and the holders thereof, see the prospectus for the applicable annuity contract.

The preceding is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the Statement of Additional Information for a more detailed discussion. You are urged to consult your tax advisors for more information.

DIVIDENDS AND DISTRIBUTIONS

All dividends are distributed to the separate accounts or other shareholders on an annual basis and will be automatically reinvested in Portfolio shares unless an election is made on behalf of a separate account or other shareholder to receive some or all of the dividends in cash.  Dividends are not taxable as current income to you or other purchasers of variable insurance contracts.

FREQUENT PURCHASES AND REDEMPTION OF PORTFOLIO SHARES

Each Portfolio discourages and does not accommodate market timing.  Frequent trading into and out of a Portfolio can harm all Portfolio shareholders by disrupting the Portfolio's investment strategies, increasing Portfolio expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  If the Portfolio invests in ETFs that hold foreign securities, it is at greater risk of market timing because the underlying ETF holding foreign securities may, itself, be subject to time zone market timing because of differences between hours of trading between U.S. and foreign exchanges.  Each Portfolio is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Portfolios' Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Portfolio investments as their financial needs or circumstances change.

Each Portfolio reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Portfolios nor the advisor will be liable for any losses resulting from rejected purchase or exchange orders.  The advisor may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with a Portfolio.

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Because purchase and sale transactions are submitted to a Portfolio on an aggregated basis by the insurance company issuing the variable insurance contract or variable life contract, or other shareholder, the Portfolio is not able to identify market timing transactions by individual variable insurance contract or plan participant.  Short of rejecting all transactions made by a separate account, a Portfolio lacks the ability to reject individual short-term trading transactions.  Each Portfolio, therefore, has to rely upon the insurance company or other shareholder to police restrictions in the variable insurance contracts or according to the insurance company's administrative policies, or such shareholder's plan documents.  Each Portfolio has entered into an information sharing agreement with the insurance company or other shareholders that use the Portfolio as an underlying investment vehicle for its separate accounts.  Under this agreement, the insurance company or other shareholder is obligated to (i) adopt and enforce during the term of the agreement a market timing policy, the terms of which are acceptable to a Portfolio; (ii) furnish the Portfolio, upon its request, with information regarding contract or policyholder trading activities in shares of the Portfolio; and (iii) enforce its market timing policy with respect to contract, policyholders or plan participants identified by the Portfolio as having engaged in market timing.

Each Portfolio will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company or plan to determine whether or not short-term trading is involved.  When information regarding transactions in a Portfolio's shares is requested by the Portfolio and such information is in the possession of a person that is itself a financial intermediary to the insurance company (an "indirect intermediary"), the insurance company is obligated to obtain transaction information from the indirect intermediary or, if directed by the Portfolio, to restrict or prohibit the indirect intermediary from purchasing shares of the Portfolio on behalf of the contract or policyholder or any other persons.  Each Portfolio will seek to apply these policies as uniformly as practicable.  It is, however, more difficult to locate and eliminate individual market timers in the separate accounts because information about trading is received on a delayed basis and there can be no assurances that a Portfolio will be able to do so.  In addition, the right of an owner of a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and the owner.  Many of these contracts do not limit the number of transfers that a contract owner may make among the available investment options.  The terms of these contracts, the presence of financial intermediaries (including the insurance company) between a Portfolio and the contract and policyholders and other factors such as state insurance laws may limit the Portfolio's ability to deter market timing.  Multiple tiers of such financial intermediaries may further compound a Portfolio's difficulty in deterring such market timing activities.  Variable insurance contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.

DISTRIBUTION OF SHARES

Distributor:  Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of each Portfolio.  Northern Lights Distributors,

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LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the each Portfolio are offered on a continuous basis.

Distribution Fees:  Each Portfolio has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 (the "Plan") under the 1940 Act with respect to the sale and distribution of Class 2 shares of the Portfolio.  Shareholders of Class 2 shares of a Portfolio pay annual 12b-1 expenses of up to 0.25%.  A portion of the fee payable pursuant to the Plan, equal to up to 0.25% of the average daily net assets, may be characterized as a service fee as such term is defined under Rule 2830 of the FINRA Conduct Rules.  A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

The Portfolios' distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Portfolio shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of Portfolio shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your Class 2 shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries:  The Portfolios' distributor, its affiliates, and the Portfolios' advisor may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Portfolios.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of a Portfolio on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Portfolio shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

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Householding:  To reduce expenses, the Portfolios mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Portfolios at 1-888-220-5775 on days the Portfolios are open for business or contact your financial institution.  A Portfolio will begin sending you individual copies 30 days after receiving your request.

VOTING AND MEETINGS

The Participating Insurance Company that issued your variable contract will solicit voting instructions from you and other purchasers of variable annuity contracts with respect to any matters that are presented to a vote of shareholders.  The insurance company may be required to vote on a proportional basis, which means that for shares outstanding for which it receives no instructions, the insurance company will vote those shares in the same proportion as the shares for which it did receive instructions (either for or against a proposal).  To the extent the insurance company is required to vote the total Portfolio shares held in its separate accounts on a proportional basis, it is possible that a small number of variable insurance contract owners would be able to determine the outcome of a matter.  Shareholders shall be entitled to one vote for each share held.

The Portfolios do not hold annual meetings of shareholders but may hold special meetings.  Special meetings are held, for example, to elect or remove Trustees, change a Portfolio's fundamental investment policies, or approve an investment advisory contract.  Unless required otherwise by applicable laws, one-third of the outstanding shares constitute a quorum (or one-third of a Portfolio or class if the matter relates only to a class).

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Equity and Balanced Portfolios' financial performance for the period of the Portfolios’ operations.  Certain information reflects financial results for a single Portfolio share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment if all dividends and distributions).  This information for each Portfolio has been derived from the financial statements audited by Tait, Weller & Baker, LLP, the Portfolios’ independent registered public accounting firm, whose report, along with each Portfolio's financial statements, are included in the Portfolios' December 31, 2012 annual report, which is available upon request. As of the date of this prospectus, only Class 2 shares are available for purchase.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	BCM Decathlon Conservative Portfolio	BCM Decathlon Moderate Portfolio	BCM Decathlon Aggressive Portfolio
	Class 2	Class 2	Class 2
	For the Period Ended December 31, 2012(1)	For the Period Ended December 31, 2012(1)	For the Period Ended December 31, 2012(1)
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00
Activity from investment operations:
Net investment loss(2)	0.02	0.04	0.08
Net realized and unrealized
gain on investments	0.14	0.29	0.38
Total from investment operations	0.16	0.33	0.46

Net asset value, end of period	$ 10.16	$ 10.33	$ 10.46

Total return(3)	1.60%	3.30%	4.60%

Net assets, end of period (000s)	$ 4,716	$ 6,171	$ 3,357

Ratio of gross expenses to average
net assets(4)(7)	1.95%	1.95%	1.95%
Ratio of expenses to average
net assets(4)(7)	1.95%	1.95%	1.95%
Ratio of net investment loss
to average net assets(4)(5)(7)	0.25%	0.71%	1.19%
Portfolio Turnover Rate(6)	611%	548%	637%

(1) Class 2 shares commenced operations April 30, 2012.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data per period.
(3) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for less than one year are not annualized.
(4). Annualized.
(5) Recognition of net income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(6) Not annualized.
(7) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

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APPENDIX

ADDITIONAL INFORMATION ABOUT DECATHLON INDEXES

The AIM Decathlon Conservative Index ("Conservative Index"), AIM Decathlon Moderate Index ("Moderate Index") and AIM Decathlon Aggressive Index ("Aggressive Index") are each a public index published by Morningstar.  Each index was created and is maintained by Algorithmic Investment Models, LLC ("AIM, LLC").  Index data has not been audited nor verified by a third party.

Index Construction

Each Decathlon index is a portfolio of 10 equally-weighted ETFs selected to produce the highest expected rate of return for a particular amount of risk, as measure by expected volatility and probability of loss using AIM’s quantitative algorithm which utilizes pattern recognition technology and historical data to rank the ETFs in the defined universe of over 100 ETFs.  Specifically, the Conservative Index targets volatility in the mid-single digit range, the Moderate Index targets volatility in the low to mid-teen range and the Aggressive Index targets volatility in the high-teen range.

The universe of ETFs in which the Indexes invest was selected by AIM, LLC.  The ETFs have unique profiles and attributes and were selected to represent a diverse and wide range of asset classes.  The universe of ETFs is fixed, and while no changes are contemplated, any change, substitution or deletion in the pool of eligible ETFs would be determined by committee, comprised of the two principals and the founders of AIM, LLC.  The adviser owns a minority interest in AIM, LLC.  However, neither the adviser nor its personnel are involved in selecting the eligible ETFs or the development / operation of the quantitative algorithms.

The ETFs in each Index are reviewed every 25 trading days for replacement or inclusion based upon current algorithm rankings of the ETFs generated for each Index.

Each of the Decathlon Indexes is the exclusive property of AIM, LLC and the adviser uses the Decathlon Indexes pursuant to an exclusive licensing agreement with AIM, LLC.  The adviser owns a minority (10%) interest in AIM, LLC.  AIM, LLC has contracted with Morningstar to calculate and maintain each Decathlon Index.  Morningstar shall have no liability for any errors or omissions in calculating the Decathlon Indexes.

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PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For nonaffiliates to market to you	NO	We don't share

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QUESTIONS?	Call 1-402-493-4603

What we do :
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates' everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Variable Trust does not jointly market.

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BCM	Decathlon Conservative Portfolio
BCM	Decathlon Moderate Portfolio
BCM	Decathlon Aggressive Portfolio

Adviser	Beaumont Financial Partners, LLC D.B.A. BFP Capital Management 20 Walnut Street Wellesley Hills, MA 02481	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP 1818 Market St., Suite 2400 Philadelphia, PA 19103	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	Union Bank, N. A. 350 California Street 6th Floor San Francisco, California 94104	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Portfolios is included in the Portfolios' Statement of Additional Information dated May 1, 2013 (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust's policies and management.  Additional information about the Portfolios' investments will also be available in the Portfolios' Annual and Semi-Annual Reports to Shareholders.  In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Portfolios, or to make shareholder inquiries about a Portfolio, please call 1-888-220-5775. The Portfolios do not have a website due to cost.  You may also write to:

BCM Decathlon Portfolios

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Portfolios' information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21853

BCM	Decathlon Conservative Portfolio
BCM	Decathlon Moderate Portfolio
BCM	Decathlon Aggressive Portfolio

Each a Series of Northern Lights Variable Trust

Class 1 shares

Class 2 shares

STATEMENT OF ADDITIONAL INFORMATION

May 6, 2013

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the BCM Decathlon Conservative Portfolio, BCM Decathlon Moderate Portfolio and BCM Aggressive Portfolio dated May 1, 2013, a copy of which may be obtained without charge by contacting the Portfolio's transfer agent, Gemini Fund Services, LLC ("Transfer Agent"), 17605 Wright Street, Suite 2, Omaha, Nebraska  68130, or by calling 1-888-220-5775.

TABLE OF CONTENTS

THE PORTFOLIOS	1
TYPES OF INVESTMENTS	2
INVESTMENT RESTRICTIONS	29
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	31
MANAGEMENT	33
CONTROL PERSONS AND PRINCIPAL HOLDERS	40
INVESTMENT ADVISER	41
DISTRIBUTION AND SHAREHOLDER SERVICES PLAN	44
PORTFOLIO MANAGERS	47
ALLOCATION OF PORTFOLIO BROKERAGE	48
PORTFOLIO TURNOVER	49
OTHER SERVICE PROVIDERS	50
DESCRIPTION OF SHARES	52
ANTI- MONEY LAUNDERING PROGRAM	53
PURCHASE, REDEMPTION AND PRICING OF SHARES	53
TAX STATUS	57
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	61
LEGAL COUNSEL	61
FINANCIAL STATEMENTS	61
APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES	A-1

THE PORTFOLIOS

The BCM Decathlon Conservative Portfolio, BCM Decathlon Moderate Portfolio and BCM Decathlon Aggressive Portfolio (each a "Portfolio" and together the "Portfolios") are each a series of Northern Lights Variable Trust, a Delaware statutory trust organized on November 2, 2005 (the "Trust"). The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the "Board" or "Trustees"). The Portfolios may issue an unlimited number of shares of beneficial interest.  All shares of a Portfolio have equal rights and privileges.  Each share of a Portfolio is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of a Portfolio is entitled to participate, on a class-specific basis, equally with other shares (i) in dividends and distributions declared by the Portfolio and (ii) on liquidation, to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of each Portfolio are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Each Portfolio is a diversified series of the Trust.  Each Portfolio's investment objectives, restrictions and policies are more fully described here and in the Prospectus.  The Board may start other series and offer shares of a new portfolio under the Trust at any time. Each Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. As of the date of this SAI, only Class 2 shares are available for purchase.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

The Portfolios are intended, in part, to be a funding vehicle for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies (each a "Participating Insurance Company").  Each Portfolio's shares are offered on a continuous basis to insurance companies that offer variable annuity insurance contracts and variable life insurance policies ("Contracts"), certain qualified pension and retirement plans ("Qualified Plans"), separate accounts that are not registered as investment companies ("Unregistered Separate Accounts") and to other persons permitted to hold shares of the Trust pursuant to Treasury Regulation 1.817-5.

The Trust has received an exemptive order from the Securities and Exchange Commission (“SEC”) ("Exemptive Order") that permits the portfolios of the Trust, including the Portfolios, to sell shares to separate accounts of unaffiliated insurance companies, and pension and retirement plans that qualify for special income tax treatment.  These arrangements may present certain conflicts of interest due to differences in tax treatment and other considerations such that the interests of various variable contract owners participating in a portfolio and the interests of pension and retirement plans investing in a portfolio may conflict.  For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a portfolio could cause other variable insurance products funded by the separate account of another insurance company to lose their tax-deferred status unless remedial actions were taken.  It is possible that a difference may arise among the interests of the holders of different types of contracts - for example, if applicable state insurance law or contract owner instructions prevent a Participating Insurance Company from continuing to invest in a portfolio following a change in the portfolio's investment policies, or if different tax laws apply to flexible premium variable life insurance contracts and variable annuities.  The Trust's Board of Trustees (the "Board") and each Participating Insurance Company will attempt to monitor events to prevent such differences from arising.  As a condition of the Exemptive Order, the Board will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of the portfolios. This might force a portfolio to sell its securities at disadvantageous prices which could cause a decrease in the portfolio's net asset value.

For a description of the methods used to determine the share price and value of each Portfolio's assets, see "Net Asset Value" in the Portfolios' Prospectus and "Purchase, Redemption and Pricing of Shares" in this Statement of Additional Information.

TYPES OF INVESTMENTS

The investment objective of each Portfolio and a description of its principal investment strategies are set forth under "Risk/Return Summary" in the Prospectus. Each Portfolio's investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust but upon 60 days notice to shareholders.

The following pages contain more detailed information about the types of instruments in which the Portfolios may invest either directly or through the underlying funds, strategies Beaumont Financial Partners, LLC D.B.A. BFP Capital Management (the "Adviser") may employ in pursuit of each Portfolio's investment objective and a summary of related risks.

Equity Securities

An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company.  Its value is based on the success of the company's business, any income paid to stockholders, the value of its assets and general market conditions.  Common stocks and preferred stocks are examples of equity securities.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

The risks of investing in companies in general include business failure and reliance on erroneous reports.  To the extent a Portfolio is invested in the equity securities of small- or medium-size companies, it will be exposed to the risks of smaller sized companies.  Small- and medium-size companies, directly or indirectly, often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines or services, markets or financial resources, or are dependent on a small management group.  In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Portfolio.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Portfolio's investment portfolio.

Preferred Stock

A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Short Sales

The Portfolios may seek to hedge investments or realize additional gains through short sales.  Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Portfolio.  To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer.  The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Portfolio.  Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrues during the period of the loan.  To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker (or by the Portfolio's custodian, Union Bank, N.A. (the "Custodian")) in a special custody account, to the extent necessary to meet margin requirements, until the short position is closed out.  A Portfolio also will incur transaction costs in effecting short sales.

A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security.  Short sales may, however, protect the Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position.  However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position.  The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Portfolio owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the conversion premium.  There can be no assurance that a Portfolio will be able to close out a short position at any particular time or at an acceptable price.

A Portfolio also must segregate liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale).  While the short position is open, the Portfolio must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

Other Investment Companies

A Portfolio may invest up to 100% of its net assets in shares of other investment companies, including money market mutual funds, other mutual funds or exchange traded funds ("ETFs").  A Portfolio's investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  Each Portfolio limits its investments in securities issued by other investment companies in accordance with the 1940 Act or with certain terms and conditions of applicable exemptive orders issued by the SEC and approved by the Board of Trustees.  Section 12(d)(1) of the 1940 Act precludes a Portfolio from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Portfolio; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Portfolio.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Portfolio if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Portfolio and all affiliated persons of the Portfolio; and (ii) the Portfolio has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.  SEC Rule 12d1-3 provides, however, that the Portfolio may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2% provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. ("FINRA") rules.

If a Portfolio invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security.  In addition, an investment company purchased by a Portfolio pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days.  In addition to the advisory and operational fees the Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.  Additionally, ETFs have management fees, which increase their cost.

Exchange-Traded Funds

An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts.  The portfolios of ETFs generally consist of common stocks that closely track the performance and dividend yield of specific securities indices, either broad market, sector or international.  ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of stocks in a single security.  Although index mutual funds are similar, they are generally sold and redeemed only once per day at market close.  Broad securities market index ETFs include Standard & Poor's Depository Receipts ("SPDRs"), which are interests in a unit investment trust representing an undivided interest in a portfolio of all of the common stocks of the S&P 500 Index.  The ETFs in which a Portfolio invests are subject to liquidity risk.  Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price.  To the extent that the ETFs in which the Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk.

Foreign Investments and Currencies

A Portfolio may invest in securities of foreign issuers that are not publicly traded in the United States.  The Portfolio may also invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts (see "Forward Currency Contracts," below).

Depositary Receipts.  A Portfolio may invest its assets in securities of foreign issuers in the form of depositary receipts, including ADRs, EDRs and GDRs, which are securities representing securities of foreign issuers.  A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  For purposes of a Portfolio's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR representing ownership of common stock will be treated as common stock.

Risks of Investing in Foreign Securities.  Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations.  A Portfolio may invest in securities denominated in foreign currencies.  Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Portfolio's assets denominated in that currency.  Such changes will also affect the Portfolio's income.  The value of the Portfolio's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics.  Many foreign securities in which a Portfolio may invest could be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign exchanges and markets may be more volatile than those in the United States.  While growing in volume, they usually have substantially less volume than U.S. markets, and the Portfolio's foreign securities may be less liquid and more volatile than U.S. securities.  Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.  Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment or securities, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters.  Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States.

Taxes.  The interest and dividends payable on certain of a Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Portfolio shareholders.

Costs.  To the extent that a Portfolio invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.

Emerging Markets.  A Portfolio's investments in foreign securities may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Portfolio's investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Forward Currency Contracts.  A Portfolio may enter into forward currency contracts in anticipation of changes in currency exchange rates.  A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  For example, the Portfolio might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase.  Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell.  Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

In considering whether to invest in the securities of a foreign company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.  The extent to which a Portfolio will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Adviser's assessment of prevailing market, economic and other conditions.

Swap Agreements

A Portfolio may enter into swap agreements for purposes of attempting to gain exposure to equity or debt securities without actually purchasing those securities, or to hedge a position.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.  In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Most swap agreements that may be entered into by a Portfolio calculate the obligations of the parties to the agreement on a "net basis."  Consequently, the Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian.  The Portfolio will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Portfolio's investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Portfolio's illiquid investment limitations.  A Portfolio will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy.  The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

A Portfolio may enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index.  The counter-party to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counter-party will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks.  The Portfolio will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to the Portfolio on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.

Fixed-Income Securities

A Portfolio may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

A Portfolio may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as "junk bonds").  Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in kind securities and strips.  Investment grade corporate bonds are those rated BBB or better by Standard & Poor's Rating Service ("S&P") or Baa or better by Moody's Investors Service ("Moody's").  Securities rated BBB by S&P are considered investment grade, but Moody's considers securities rated Baa to have speculative characteristics.  A Portfolio may also invest in unrated securities.

Junk Bonds.  A Portfolio may invest in junk bonds.  Junk bonds generally offer a higher current yield than that available for higher-grade issues.  However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default.  There can be no assurance that such declines will not recur.  The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Portfolio's ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.  Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments.  A Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective.

Corporate Debt Securities.  Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.  Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk.  Credit risk is the risk that a Portfolio could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer's debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.  Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Zero-Coupon Securities.  Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security and the issuer's perceived credit quality.  If the issuer defaults, the holder may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause the Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Unrated Debt Securities.  Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market.  Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds.  The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Convertible Securities

A Portfolio may invest in convertible securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Warrants

A Portfolio may invest in warrants.  A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolio's entire investment therein).

Borrowing

A Portfolio may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Leverage will magnify changes in the Portfolio's net asset value and on the Portfolio's investments.  Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding.  Leverage also creates interest expenses for the Portfolio.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest the

Portfolio will have to pay, the Portfolio's net income will be greater than it would be if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  The use of derivatives in connection with leverage creates the potential for significant loss.

A Portfolio may also borrow funds to meet redemptions or for other emergency purposes.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires the Portfolio to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Portfolio may be required to dispose of some of its portfolio holdings within three days in order to reduce the Portfolio's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit.  Either of these requirements would increase the cost of borrowing over the stated interest rate.  Borrowing by the Portfolio creates an opportunity for increased net income, but at the same time, creates special risk considerations.  For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio's investment portfolio.

Securities Lending

A Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.  The value of the loaned securities may not exceed one-third of the Portfolio's total net assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  The Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, the Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  The Portfolio may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.  Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  Any securities that a Portfolio may receive as collateral will not become part of the Portfolio's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest.  During the time securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, however, such payments of accrued income will not constitute "qualified dividend" income and will be taxable as ordinary income.  For loaned securities, the Portfolio may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.  The Portfolio will be responsible for the risks associated with the investment of the cash collateral, including the risk that the Portfolio may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

Options, Futures and Other Strategies

General.  A Portfolio may use certain options (both traded on an exchange and over-the-counter ("OTC")), futures contracts (sometimes referred to as "futures") and options on futures contracts (collectively, "Financial Instruments") as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Portfolio's position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission.  In addition, the Portfolio's ability to use Financial Instruments will be limited by tax considerations.  Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Portfolios, a Portfolio is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.  In addition to the instruments, strategies and risks described below and in the Prospectus, the Portfolios Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Adviser may utilize these opportunities to the extent that they are consistent with a Portfolio's investment objective and permitted by the Portfolio's investment limitations and applicable regulatory authorities.  The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described herein or in the Prospectus.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)

Successful use of most Financial Instruments depends upon the Adviser's ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction.  The Adviser may be incorrect in their expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)

Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

(3)

As described below, a Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If the Portfolio were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Portfolio's ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Portfolio sell a portfolio security at a disadvantageous time.  The Portfolio's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counter-party") to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Portfolio.

(4)

Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Portfolio on options transactions.

Cover.  Transactions using Financial Instruments, other than purchased options, expose a Portfolio to an obligation to another party.  The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its Custodian, or another approved custodian, in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a Portfolio's assets to cover accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange, the NYSE Amex Options exchange and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Portfolio has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, the Portfolio becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, the Portfolio has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option, the Portfolio becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Portfolio are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Portfolio may terminate its obligation under a call or put option that it had written, by purchasing an identical call or put option.  This is known as a closing purchase transaction.  Conversely, the Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option.  This is known as a closing sale transaction.  Closing transactions permit the Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between a Portfolio and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Portfolio purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counter-party to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefit of the transaction.

A Portfolio's ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counter-party, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

If a Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.  Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the NYSE Arca Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These positions limits may restrict the number of listed options that the Portfolio may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.  When a Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total value for each point of such difference.  When the Portfolio buys a call on an index, it pays a premium and has the same rights to such call as are indicated above.  When the Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Portfolio's exercise of the put, to deliver to the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When the Portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices.  If a Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows a Portfolio great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When a Portfolio writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If the Portfolio writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When the Portfolio purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Portfolio realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of the Portfolio's loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  The Portfolio only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract a Portfolio is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as "marking-to-market."  Variation margin does not involve borrowing, but rather represents a daily settlement of a Portfolio's obligations to or from a futures commission merchant.  When the Portfolio purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when the Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Portfolio would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions.  A Portfolio may purchase and write options in combination with each other.  For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Portfolios, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Portfolio's operation.  Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.

Temporary and Cash Investments

Under normal market conditions, a Portfolio will stay fully invested according to its principal investment strategies as noted above.  The Portfolio, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in the Portfolio not achieving its investment objectives during that period.

For longer periods of time, a Portfolio may hold a substantial cash position.  If the market advances during periods when the Portfolio is holding a large cash position, the Portfolio may not participate to the extent it would have if the Portfolio had been more fully invested.  To the extent that the Portfolio uses a money market fund for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market fund's advisory fees and operational expenses.

A Portfolio may invest in any of the following securities and instruments:

Money Market Mutual Funds.  A Portfolio may invest in money market mutual funds in connection with its management of daily cash positions or as a temporary defensive measure.  Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity.  They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments.  These investments generally mature within 397 days from the date of purchase.  An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.  The Portfolio's investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.

Your cost of investing in a Portfolio will generally be higher than the cost of investing directly in the underlying money market mutual fund shares.  You will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Portfolio's direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits.  A Portfolio may acquire certificates of deposit, bankers' acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers' acceptances acquired by the Portfolio will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that a Portfolio may acquire.

In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under the investment objective and policies stated above and in the Prospectus, a Portfolio may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations.  A Portfolio may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.  A Portfolio may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper.  While such obligations generally have maturities of ten years or more, the Portfolio may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "A" or higher by S&P or "A" or higher by Moody's.

Asset-Backed Securities

A Portfolio may invest in certain types of asset-backed securities.  Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement).  Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term.  The securities are then privately placed or publicly offered.  Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement.  Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets.  The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value.  Value is also affected if any credit enhancement has been exhausted.

U.S. Government Obligations

A Portfolio may invest in various types of U.S. Government obligations.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.   See also "Mortgage-Backed Securities," below.

Mortgage-Backed Securities

A Portfolio may invest in mortgage-backed securities.  A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors.  In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks ("FHLB") or Federal Home Loan

Mortgage Corporation ("FHLMC"), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development.  It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.  FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA.  The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees.  Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Some of these obligations are supported by the full faith and credit of the U.S. Treasury.  Others are supported by the right of the issuer to borrow from the U.S. Treasury.  Others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations.  Still others are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide, or continue to provide, financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.  As a result, there is a risk that these entities will default on a financial obligation.

In September of 2008, due to the value of FNMA's and FHLMC's securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency ("FHFA") placed FNMA and FHLMC into conservatorship.  The effect of this conservatorship will have on the companies' securities is unclear.  In addition, to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC.  First, the U.S. Treasury has agreed to provide up to $200 billion of capital as needed to ensure that FNMA and FHLMC each maintains a positive net worth and is able to fulfill their financial obligations.  Second, the U.S. Treasury established a secured lending facility available to FNMA and FHLMC.  Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities.  The secured lending facility and the temporary purchase program terminated on December 31, 2009.  However, the U.S. Treasury announced in December 2009 that it would permit its funding commitment to increase as necessary to prevent any cumulative reduction in net worth of FNMA and FHLMC over the next three years.  No assurance can be given that the U.S. Treasury initiatives will be successful.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.  The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities.  Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets").  Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.  The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways.  Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities.  The Portfolio will only invest in SMBS whose mortgage assets are U.S. Government obligations and are backed by the full faith and credit of the U.S. Government.  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets.  A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities.  The market value of any class which consists primarily or entirely of principal payments is generally unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk.  Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield.  Whether a mortgage loan is prepaid is almost entirely controlled by the borrower.  Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise.  Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.  Market risk reflects the risk that the price of a security may fluctuate over time.  The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue.  In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Portfolio, to the extent that it is invested in such securities and desires to sell them, may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.  Credit risk reflects the risk that a Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations.  Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government.  However, as described above, the U.S. Government has recently taken steps with respect to FNMA and FHLMC to ensure that they are able to fulfill their financial obligations.  The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.  With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities.  Municipal obligations generally include debt obligations issued to obtain Portfolios for various public purposes.  Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects.  Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations.  Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Portfolio determines that an investment in any such type of obligation is consistent with a Portfolio's investment objectives.  Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes.  General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of interest and principal.  Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source.  Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users.  Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments.  Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations.  Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract.  They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets.  A Portfolio may invest in pooled investment funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations (See "Participation Interests" section). States have different requirements for issuing municipal debt and issuing municipal leases.  Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.  Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes.  Accordingly, such obligations are subject to "non-appropriation" risk.  Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

Restricted Securities

A Portfolio may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act").  These securities are sometimes referred to as private placements.  Although securities that may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the Securities Act are technically considered "restricted securities," a Portfolio may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described below in the "Illiquid Securities" section, provided that a determination is made that such securities have a readily available trading market.  A Portfolio may also purchase certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the Securities Act ("4(2) Paper").  The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees.  The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Portfolio's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Portfolio does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and a Portfolio might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  The Portfolio might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

When-Issued Securities

A Portfolio may from time to time purchase securities on a "when-issued" basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date.  Normally, the settlement date occurs within one month of the purchase.  During the period between purchase and settlement, the

Portfolio makes no payment to the issuer and no interest accrues to the Portfolio.  To the extent that assets of the Portfolio are held in cash pending the settlement of a purchase of securities, the Portfolio would earn no income.  While when-issued securities may be sold prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The market value of the when-issued securities may be more or less than the purchase price.  The Portfolio does not believe that its net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.  The Portfolio will segregate liquid assets equal in value to commitments for when-issued securities, which may reduce but does not eliminate leverage.

Illiquid Securities

As a non-principal strategy, a Portfolio may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which means that there may be legal or contractual restrictions on their disposition, or that there are no readily available market quotations for such a security.  Illiquid securities present the risks that the Portfolio may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired.  There are generally no restrictions on the Portfolio's ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act), except to the extent such securities may be considered illiquid.  Securities issued pursuant to Rule 144A of the Securities Act will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.  The Adviser is responsible for making the determination as to the liquidity of restricted securities (pursuant to the procedures adopted by the Board of Trustees).  The Portfolio will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which the Portfolio has valued the security.  Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by a nationally recognized statistical rating organization ("NRSRO"); the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by an NRSRO is performed.  If a restricted security is determined to be liquid, it will not be included within the category of illiquid securities, which may not exceed 15% of the Portfolio's net assets.  Investing in Rule 144A securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time may be unable to find qualified institutional buyers interested in purchasing the securities.  A Portfolio is permitted to sell restricted securities to qualified institutional buyers.

INVESTMENT RESTRICTIONS

Each Portfolio has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Portfolio which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Portfolio represented at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Portfolio.

1. Borrowing Money. The Portfolio will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Portfolio; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Portfolio's total assets at the time when the borrowing is made.

2. Senior Securities. The Portfolio will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Portfolio, provided that the Portfolio's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Portfolio will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Portfolio may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Portfolio will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Portfolio from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Portfolio will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Portfolio from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Portfolio will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Portfolio will not invest 25% or more of its total assets in a particular industry or group of industries. The Portfolio will not invest 25% or more of its total assets in any investment company that concentrates in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF EACH PORTFOLIO. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1. Pledging. The Portfolio will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Portfolio except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Portfolio will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Portfolio will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Portfolio for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4. Illiquid Investments. The Portfolio will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of each Portfolio's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Portfolio shareholders.

It is the Trust's policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

The Portfolios will disclose portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Portfolios will disclose portfolio holdings reports on Forms N-CSR and Form N-Q approximately two months after the end of each quarter/semi-annual period.

The Portfolios may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Portfolio's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

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The Adviser.  Personnel of the Adviser, including personnel responsible for managing each Portfolio's investment portfolio, may have full daily access to Portfolio's investment portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to a Portfolio.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

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Gemini Fund Services, LLC is the Transfer Agent, fund accountant (the "Fund Accountant") and administrator (the "Administrator") for the Portfolios; therefore, its personnel have full daily access to each Portfolio's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

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Union Bank, National Association is the Custodian for the Portfolios; therefore, its personnel have full daily access to each Portfolio's portfolio holdings since that information is necessary in order for it to provide the agreed-upon services for the Portfolios.

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Tait Weller & Baker LLP is each Portfolio's independent registered public accounting firm; therefore, its personnel have access to each Portfolio's portfolio holdings in connection with auditing of each Portfolio's annual financial statements and providing assistance and consultation in connection with SEC filings.

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Thompson Hine LLP is counsel to the Portfolios; therefore, its personnel have access to each Portfolio's portfolio holdings in connection with the review of each Portfolio's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients.  The Portfolios' Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of a Portfolio's portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall a Portfolio, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Portfolio's portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures.  The Portfolios' Chief Compliance Officer will report periodically to the Board with respect to compliance with the Portfolios' portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect the Portfolios from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five (5) individuals, at least four (4) of whom are not "interested persons" (as defined under the 1940 Act) of the Trust and the Adviser ("Independent Trustees"). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since the Trust was organized in 2005.  Mr. Miola is considered an interested person by virtue of his indirect controlling interest in Northern Lights Distributors, LLC.  The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees.  The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Portfolios and each shareholder.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP"), serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves as a member of four other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mark H. Taylor, has over two decades of academic and professional experience in the accounting and auditing areas, has Doctor of Philosophy, Masters and Bachelor  degrees in Accounting, is a Certified Public Accountant and is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University.  He serves as a member of two other mutual fund boards outside of the Fund Complex, has served a fellowship in the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission, served a three-year term on the AICPA Auditing Standards Board (2008-2011), and like the other Board members, possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc.  Mr. Palancia holds a Bachelor of Science degree in Economics.  He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch.  Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards.  The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl[1] 1950	Trustee Since 2006	Consultant to small and emerging businesses (since 2000).	94

AdvisorOne Funds (11 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Fund Trust (since 2005)

Gary W. Lanzen [1] 1954	Trustee Since 2006	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	94	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Fund Trust (since 2005)
Mark H. Taylor[1] 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	106

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Fund Trust (since 2007)

John V. Palancia[1] 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	106	Northern Lights Fund Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola[1]*** 1952	Trustee Since 2006	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	94	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Fund Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Emile R. Molineaux 1962	Chief Compliance Officer Since 2011

Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC;  (2003-2011); In-house Counsel, The Dreyfus Funds (1999 – 2003).

			N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Portfolio’s Distributor).

1 Named in May 2, 2013 SEC Order.  See section titled Legal Proceedings in the SAI.

Legal Proceedings

On May 2, 2013, the SEC filed an order instituting settled administrative proceedings (the “Order”) against Northern Lights Compliance Services, LLC (“NLCS”), Gemini Fund Services, LLC (“GFS”), certain current Trustees of the Trust, and one former Trustee.  To settle the SEC’s charges, GFS and NLCS each agreed to pay $50,000 penalties, and both firms and the named Trustees agreed to engage an independent compliance consultant to address the violations found in the Order.  The firms and the named Trustees agreed to settle with the SEC without admitting or denying the SEC’s findings, while agreeing to cease and desist from committing or causing any violations and any future violations of those provisions.  There were no allegations that shareholders suffered any monetary harm.  The SEC charges were not against the Adviser or the Portfolios.

The Order found that on certain occasions during the period January 2009 to December 2010, disclosures included in shareholder reports (concerning the Trustees’ adviser evaluation process under Section 15(c) of the 1940 Act) filed by certain funds of the Trust contained boilerplate disclosures that were materially untrue or misleading in violation of Section 34(b) of the 1940 Act.  These disclosures were included in the fund shareholder reports based on board minutes drafted by GFS, reviewed by the Trust’s outside counsel, and then reviewed and approved by the Trustees.  The Order found that the named Trustees therefore were a cause of these violations.  In addition, GFS failed to ensure that certain shareholder reports contained the required disclosures concerning the Trustees’ evaluation process and failed to ensure that certain series within the Trust maintained and preserved their Section 15(c) files in accordance with 1940 Act recordkeeping requirements.  Accordingly, GFS caused those funds’ violations of Sections 30(e) and 31(a) of the Investment Company Act and Rules 30e-1 and 31a-2(a)(6) thereunder.

The Order found that, during the relevant period, NLCS and the four named Trustees were also a cause of violations of Rule 38a-1(a)(1) under the 1940 Act, which requires registered investment companies to adopt and implement written compliance policies and procedures.  Specifically, the Order found that NLCS and the named Trustees failed to implement certain policies and procedures of the Trust that required the funds’ CCO to provide the advisers’ compliance manuals to the named Trustees for their review or, as an alternative, summaries of the compliance programs.  Rather than following this process, the Order found that the named Trustees’ approval of the advisers’ compliance programs was based primarily on their review of a brief written statement prepared by NLCS and a verbal representation by NLCS that such manuals were adequate.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls.  The Audit committee operates pursuant to an Audit Committee Charter.  The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate.  The Audit Committee generally will not consider shareholder nominees.  The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate.  During the past fiscal year, the Audit Committee held twelve meetings.

Compensation

Effective April 1, 2013, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $4,875, as well as reimbursement for any reasonable expenses incurred attending meetings of the Board of Trustees, to be paid in advance of each calendar quarter. Prior to April 1, 2013 each Trustee who is not affiliated with the Trust or an adviser received a quarterly fee of $3,500.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended December 31, 2012.  Each Independent Trustee attended all quarterly meetings during the period.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust **	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Trustees
Anthony J. Hertl	$17,000	None	None	$115,000
Gary Lanzen	$13,000	None	None	$95,000
Mark Taylor	$13,000	None	None	$109,000
John V. Palancia	$13,000	None	None	$105,333
Michael Miola*	None	None	None	None

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* This Trustee is deemed to be an 'interested person' as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust's Administrator, Transfer Agent and Fund Accountant) and Northern Lights Distributors, LLC (the Portfolios' Distributor) and Northern Lights Compliance Services, LLC (the Trust's compliance service provider).

** There are currently multiple series comprising the Trust. Trustees' fees are allocated equally to the funds in the Trust.

*** The term "Fund Complex" includes to the Northern Lights Fund Trust, Northern Lights Fund Trust III and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Trust as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
John V. Palancia	None	None
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Michael Miola*	None	None
Mark Taylor	None	None

* This Trustee is deemed to be an 'interested person' as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust's Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Portfolios' Distributor) and Northern Lights Compliance Services, LLC (the Trust's compliance service provider).

Management Ownership

As of April 2, 2013, the Trustees, as a group, owned less than 1.00% of each Portfolio’s outstanding shares and less than1.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Portfolio. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. As of April 2, 2013, the following separate accounts owned 5% or more of the outstanding shares of each Portfolio.

BCM Decathlon Conservative Portfolio

Name & Address	Shares	Percentage of Portfolios
Class 2 Shares Jefferson National Life Ins 10350 Ormsby Park Place Suite 600 Louisville, KY 40223	483,721.7700	100.00%

BCM Decathlon Conservative Portfolio

Name & Address	Shares	Percentage of Portfolios
Class 2 Shares Jefferson National Life Ins 10350 Ormsby Park Place Suite 600 Louisville, KY 40223	610,700.1400	100.00%

BCM Decathlon Conservative Portfolio

Name & Address	Shares	Percentage of Portfolios
Class 2 Shares Jefferson National Life Ins 10350 Ormsby Park Place Suite 600 Louisville, KY 40223	323,020.6270	100.00%

INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

Beaumont Financial Partners, LLC D.B.A. BFP Capital Management, located at 20 Walnut Street, Wellesley Hills, MA 02481 serves as investment adviser to the

Portfolios.  The Adviser is deemed to be controlled by David M. Haviland by virtue of direct and indirect ownership of the majority of interests of the Adviser.  Subject to the supervision and direction of the Trustees, the Adviser manages each Portfolio's securities and investments in accordance with the Portfolio's stated investment objectives, policies and restrictions, makes investment decisions and places orders to purchase and sell securities on behalf of the Portfolio.  The fee paid to the Adviser is governed by an investment advisory agreement ("Advisory Agreement") between the Trust, on behalf of the Portfolios and the Adviser.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of each Portfolio in accordance with applicable law and the investment objective, policies and restrictions set forth in the Portfolio's current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Portfolios and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Portfolio in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Portfolio, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

Each Portfolio compensates the adviser for its investment advisory services at the annual rate of 0.95% of a Portfolio's average daily net assets up to $250 million, 0.90% for assets over $250 and up to $1 billion, and 0.85% for asset over $1 billion, payable on a monthly basis. During the fiscal period ended December 31, 2012, the Portfolios paid the following in advisory fees:

Fund	Advisory Fee	Advisory Fee Waived
BCM Decathlon Conservative Portfolio	$15,608	$107
BCM Decathlon Moderate Portfolio	$16,716	$117
BCM Decathlon Aggressive Portfolio	$12,245	$129

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Portfolios.  Under the terms of the Advisory Agreement, each Portfolio is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Portfolio and of pricing the Portfolio's shares, (d) the charges and expenses of legal counsel and independent accountants for the Portfolio, (e) brokerage commissions and any issue or transfer taxes chargeable to the Portfolio in connection with its securities transactions, (f) all taxes and corporate fees payable by the Portfolio to governmental agencies, (g) the fees of any trade association of which the Portfolio may be a member, (h) the cost of share certificates representing shares of the Portfolio, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Portfolio and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Portfolio's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees' meetings (including travel expenses of Trustees and officers of the Portfolio who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

The Advisory Agreement continues in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of each Portfolio. The Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust's outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.  The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on February 22, 2012.

The Adviser has contractually agreed to waive its fees and reimburse expenses of each Portfolio, at least until April 30, 2014 to ensure that Total Annual Portfolio Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 1.70% and 1.95% for Class 1 shares and Class 2 shares, respectively, of the applicable Portfolio.  These fee waivers and expense reimbursements are subject to possible recoupment from the applicable in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. These agreements may be terminated only by a Portfolio's Board of Trustees, on 60 days' written notice to the adviser.

Codes of Ethics

The Trust, the Adviser and the distributor (as defined under the section entitled “The Distributor”) each have adopted codes of ethics (the "Code") under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust, the Trustees are permitted to invest in securities that may also be purchased by the Portfolio.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Portfolio; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board's continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of a Portfolio and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser's Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Portfolios, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has adopted Proxy Voting Policies and Procedures ("Adviser's Proxy Policies") that underscore the Adviser's concern that all proxies voting decisions be made in the best interests of the Portfolios and that the Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Portfolios.

A general statement of voting policy and specific voting positions has been established by the Adviser. This policy is intended to serve as a guideline and to further the economic value of each security held by the Portfolios.  There will be regular review of this policy.  Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

Where a proxy proposal raises a material conflict between the Adviser's interests and a Portfolio's interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client's directive using the recommendation of an independent third party.  If the third party's recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client's account.

A copy of the Adviser's proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how each Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Portfolios at  1-888-220-5775 and (2) on the SEC's website at http://www.sec.gov and will be sent within three business days of receipt of a request.

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

Distributor

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an Underwriting Agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of Financial Industry Regulatory Authority ("FINRA"). The offering of each Portfolio's shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Portfolio shares, will use its best efforts to distribute each Portfolio's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Portfolio on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Portfolio. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from the Portfolios during the fiscal year ended December 31, 2012:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
BCM Decathlon Conservative Portfolio	$0	$0	$0	*
BCM Decathlon Moderate Portfolio	$0	$0	$0	*
BCM Decathlon Aggressive Portfolio	$0	$0	$0	*
*The Distributor received $13,819 from the Adviser as compensation for its distribution services to the Portfolios.
The Distributor also receives 12b-1 fees from the Portfolios as described under the following section entitled “Distribution and Shareholder Services Plan”.

Distribution and Shareholder Services Plan

Pursuant to a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") approved by the Board of Trustees, each Portfolio is authorized to pay the participating insurance company and other intermediaries, compensation for distribution and shareholder services.  The Plan permits each Portfolio to pay compensation for account maintenance, shareholder services, distribution, sales and promotional activities at the annual rate of up to 0.25% of the average net assets of the Portfolio.  Shareholders would need to approve of any increase.  Such fees are to be paid by a Portfolio monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon a Portfolio's average daily net assets during the preceding month, and shall be calculated and accrued daily. The participating insurance company and other intermediaries shall use such fee, among other things, to pay interest and principal where such payments have been financed.

The Trust is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

During the fiscal year ended December 31, 2012 the Portfolios paid $4,107, $4,399 and $3,222, respectively in distribution related fees pursuant to the Plan. For the fiscal year indicated below, the Portfolios paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by
BCM Portfolios
During the Fiscal Period Ended December 31, 2012
	BCM Decathlon Conservative Portfolio	BCM Decathlon Moderate Portfolio	BCM Decathlon Aggressive Portfolio
Advertising/Marketing	None	None	None

Printing/Postage	None	None	None
Payment to distributor	($25)	($32)	$2
Payment to dealers	$4,132	$4,431	$3,221
Compensation to sales personnel	None	None	None
Other	$0	$0	$0
Total	$4,107	$4,399	$3,223

The initial term of the Plan is one year and it will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not "interested persons" of the Trust and do not have a direct or indirect financial interest in the Plan ("Rule 12b-1 Trustees") by votes cast in person at a meeting called for the purpose of voting on the Plan.  The Plan may be terminated at any time by the Trust by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of a Portfolio. The Plan will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Plan may not be amended to increase materially the amount paid by a Portfolio, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan.  During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees.  The Trust will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or a Portfolio at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Portfolio; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by the Portfolio Managers in addition to those of the Portfolio and assets under management in those accounts as of December 31, 2012.

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed
David M. Haviland	500	$200	3	$4	3,450	$690
Thomas J. Cahill	600	$275	N/A	N/A	1	$2

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
David M. Haviland	N/A	N/A	N/A	N/A	N/A	N/A
Thomas J. Cahill	N/A	N/A	N/A	N/A	N/A	N/A

Conflicts of Interest

The Adviser has not identified any material conflicts between the Portfolios and other accounts managed by the Adviser and portfolio managers.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Portfolios and other accounts because the portfolio managers manage other accounts. The management of the Portfolios and other accounts may result in unequal time and attention being devoted to the Portfolios and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Portfolios, whereby the portfolio managers could favor one account over another. Further, a potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Portfolios' trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Portfolios. These potential conflicts of interest could create the appearance that the portfolio managers are favoring one investment vehicle over another.

Compensation.

Mr. Haviland and Mr. Cahill are each paid a partner’s draw and, as owners of the Adviser, participate in the profits of the Adviser, if any.

Ownership of Securities.

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Portfolio as of December 31, 2012.

Name of Portfolio Manger	Dollar Range of Equity Securities in the Fund
Thomas J. Cahill	None
David M. Haviland	$100,001-$500,000

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Portfolios are made by the portfolio managers who are employed by the Adviser.  The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Portfolios to brokers or dealers who may, but need not, provide research or statistical material or other services to the Portfolios or the Adviser for the Portfolios' use.  Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Portfolios on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Portfolios may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Portfolios. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Portfolios transactions may primarily benefit accounts other than the Portfolios', while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Portfolios. For the fiscal period ended December 31, 2012, the Portfolios paid the following in brokerage commissions:

Fund	Brokerage Commissions
BCM Decathlon Conservative Portfolio	$6,860
BCM Decathlon Moderate Portfolio	$7,611
BCM Decathlon Aggressive Portfolio	$7,114

PORTFOLIO TURNOVER

Each Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio. A 100% turnover rate would occur if all of the Portfolio's portfolio securities were replaced once within a one-year period.  For the fiscal period ended December 31, 2012, the Portfolios portfolio turnover rates were the following:

Fund	Portfolio Turnover Rate
BCM Decathlon Conservative Portfolio	611%
BCM Decathlon Moderate Portfolio	548%
BCM Decathlon Aggressive Portfolio	637%

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC ("GFS"), which has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Portfolios pursuant to a Fund Services Agreement (the "Agreement") with the Portfolios and subject to the supervision of the Board.  GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Portfolios. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on September 23, 2011 and will remain in effect for two years from the applicable effective date for each Portfolio, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days' written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Portfolios with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of each Portfolio's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for each Portfolio; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Portfolios' custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Portfolios.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Portfolios pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Each Portfolio shall pay to GFS 50 basis points or 0.50% on net assets of each Portfolio (basis point fees will be calculated based upon the average net assets of the Portfolio for the previous month) on assets up to $50 million, 25 basis points or 0.25% on net assets of up to $150 million, 20 basis points or 0.20% on net asset of up to $250 million, 15 basis points or 0.15% on net assets of up to $500 million, 10 basis points or 0.10% on net assets of up to $1 billion and 8 basis points or 0.08% on nets assets greater than $1 billion for all operational services, including, but not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services and Custody Fees.   For the fiscal period ended December 31, 2012, the Portfolios paid the following in Administrative service fees:

Fund	Administrative Services Fees
BCM Decathlon Conservative Portfolio	$8,240
BCM Decathlon Moderate Portfolio	$8,807
BCM Decathlon Aggressive Portfolio	$6,475

Custodian

Union Bank, N.A. (the "Custodian"), 350 California Street 6th Floor, San Francisco, California  94104, serves as the custodian of the Portfolios' assets pursuant to a Custody Agreement by and between Union Bank, N.A. and the Trust on behalf of the Portfolios.  The Custodian's responsibilities include safeguarding and controlling the Portfolios' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Portfolios' investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Portfolios may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC ("NLCS"), 17605 Wright Street, Suite 2, Omaha, NE 68130 an affiliate of GFS, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act.  For the compliance services rendered to the Portfolio, the Portfolio pays NLCS a one-time fee of $2,500, plus an annual fee, based on Portfolio assets, ranging from $13,500 (net assets of $50 million or less) to $31,500 (net assets over $1 billion).  The Portfolio also pays NLCS for any out-of-pocket expenses.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Portfolio. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by Section 352 the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program is written and has been approved by the Trust's Board of Trustees.  The program provides for the development of policies, procedures and internal controls reasonably designed to prevent money laundering, the designation of an anti-money laundering compliance officers who is responsible for implementing and monitoring the Program, an ongoing anti-money laundering training for appropriate persons and an independent audit function to determine the effectiveness of the Program. The Trust's secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Trust's Distributor and Transfer Agent have established reasonable anti-money laundering procedures, have reported suspicious and/or fraudulent activity and have completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "How Shares are Priced," the net asset value ("NAV") of each Portfolio's shares is determined by dividing the total value of the Portfolio's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Portfolio.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Portfolios' shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Each Portfolio's shares are valued at the close of regular trading on each day that the New York Stock Exchange ("NYSE") is open. For purposes of calculating the NAV, a Portfolio normally uses pricing data for domestic equity securities received shortly after the NYSE closes, usually 4:00 p.m. Eastern time ("NYSE Close"), and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, a Portfolio may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations.  As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to FAS 157.  These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other Funds managed by the adviser (or sub-adviser) or other Funds and the method used to price the security in those Funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination.  The Board of Trustees meets at least quarterly to consider the valuations provided by fair value team and ratify valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the New York Stock Exchange will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by a Portfolio in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

Each Portfolio will redeem all or any portion of a shareholder's shares of the Portfolio when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably   practicable for the Portfolio fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)  the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Portfolios.

Each Portfolio intends to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Tax Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, a Portfolio should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Portfolio will be computed in accordance with Section 852 of the Tax Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of a Portfolio. Capital losses incurred in tax years beginning December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss.  Under previously enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.  Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

Each Portfolio intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Tax Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in shares of the Portfolio unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Tax Code, a Portfolio must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Portfolio fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Portfolio would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Portfolio generally would not be liable for income tax on the Portfolio's net investment income or net realized capital gains in their individual capacities.

Each Portfolio is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Tax Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98.2% of the Portfolio's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Portfolio during the preceding calendar year. Under ordinary circumstances, the Portfolio expects to time its distributions so as to avoid liability for this tax.

For a discussion of the tax consequences to holders of variable life or annuity contracts, refer to the prospectuses or other documents you received when you purchased your variable life or variable annuity contracts. Variable life or variable annuity contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability for the owner.  Depending on the variable annuity or variable life contract, distributions from the contract may be subject to ordinary income tax and, in addition, on distributions before age 59 1/2, a 10% penalty tax.  Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax.  Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

Additional Diversification Requirement

In addition to the diversification requirements applicable to all regulated investment companies discussed above, the Tax Code imposes certain diversification standards on the underlying assets of variable life or variable annuity contracts held in a Portfolio. The Tax Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified. Disqualification of the variable life or variable annuity contract as such would result in immediate imposition of federal income tax on variable life or variable annuity contract owners with respect to earnings allocable to the contract. This liability would generally arise prior to the receipt of payments under the contract.

Each Portfolio intends to comply, and continue to comply, with the diversification requirement imposed by section 817(h) of the Tax Code and the regulations thereunder on insurance company segregated asset ( i.e .., separate) accounts.  This requirement place certain limitations on the assets of each insurance company separate account, and, because section 817(h) and those regulations treat the assets of the Portfolio as assets of the related separate account, of the Portfolio, that may be invested in securities of a single issuer.  Specifically, the regulations require that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments.  For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency or instrumentality is considered a separate issuer.  Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government Securities and securities of other registered investment companies.  Failure of the Portfolio to satisfy the section 817(h) requirements would result in taxation of the insurance company issuing the Contracts and treatment of the holders other than as described in the applicable Contract prospectus.

Treasury regulations provide that a variable annuity contract will be able to look through to the assets held by a Portfolio for the purpose of meeting the diversification test if the Portfolio meets certain requirements.  Each Portfolio will be managed in such a manner as to comply with the diversification requirements and to allow the variable annuity contracts to be treated as owning a proportionate share of the Portfolio's assets. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of the Portfolio.

The above discussion of the federal income tax treatment of a Portfolio assumes that all the insurance company accounts holding shares of the Portfolio are either segregated asset accounts underlying variable contracts as defined in Section 817(d) of the Tax Code or the general account of an insurance company as defined in Section 816 of the Tax Code.  Additional tax consequences may apply to holders of variable contracts investing in the Portfolio if any of those contracts are not treated as annuity, endowment or life insurance contracts.

Under Treasury regulations, if a shareholder realizes a loss on a disposition of a Portfolio's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (such as an insurance company holding the separate accounts referenced in this SAI), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct shareholders of Portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company, such as the separate accounts that owns shares of the Portfolio, are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not reduce the taxable income of the insurance company holding the separate accounts. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Portfolios have selected Tait Weller & Baker LLP, located at 1818 Market Street, Suite 2400, Philadelphia, PA 19103 as its independent registered public accounting firm for the current fiscal year.  The firm provides services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

 The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the for the fiscal year ended December 31, 2012. You can obtain a copy of the Annual Report without charge by calling the Portfolios at 1-888-220-5775.

 APPENDIX A

Proxy Voting

Policy

Beaumont Financial Partners, LLC DBA BFP Capital Management (“ADVISER”), as a matter of policy and as a fiduciary, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the Funds, Portfolios and clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its Funds, Portfolios and clients; (b) to disclose to Funds, Portfolios and clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Mike Snyder has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

ADVISER has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

I.

INTRODUCTION

ADVISER has adopted proxy voting policies and procedures as required by Rule 206(4)-6 of the Investment Advisers Act of 1940.  These policies and procedures are effective on April 25, 2012.

II.

GLOSSARY OF TERMS

Non-Routine Proxy Proposals shall mean:

·

Proxy proposals that are to be considered on a case-by-case basis,

·

Proxy proposals that Advisor generally abstains from voting on, and

·

Proxy proposals that are not addressed by the Principles and Guidelines section of the Proxy Voting Policy and Procedures.

Proxy Manager shall be Edward C. Hurley, CFO,    CCO

Proxy Committee shall be comprised of the following person(s):

1)

David M. Haviland, Partner

2)

Thomas J. Cahill, Partner

3)

Edward C. Hurley, CFO, CCO

A quorum of the Proxy Committee shall be comprised of at least one member.

Routine Proxy Proposals

shall mean proxy proposals that the Proxy Manager shall cast either yes or no votes in accordance with the Principles and Guidelines noted below.

III.

PRINCIPLES AND GUIDELINE

A.

Principles

ADVISER’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation.  ADVISER will vote proxies in the best interests of our Funds, Portfolios and clients and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, ADVISER’s votes may differ from time to time from the indications noted.  In addition, the list may not include all proxies on which ADVISER votes.  ADVISER will also act, in our best judgment, on behalf of our Funds, Portfolios and clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

B.

Voting Guidelines

1.

Routine Business Decisions and Director Related Proposals

Advisor votes for:

a)

Name changes

b)

Directors in uncontested elections

c)

Elimination/limitation of directors’ liability

d)

Indemnification of directors

e)

Reincorporation that is not a takeover defense

Advisor considers on a case-by-case basis:

f)

Directors in contested elections

g)

Approval of auditors.

2.

Corporate Governance

Advisor votes for:

Majority independent board

Audit, compensation & nominating committees that are comprised exclusively of independent directors Minimum director share ownership

Separate offices of chairperson and CEO

Limitation on number of other board seats

Confidential voting

Shareholders ’ ability to remove directors

Shareholder right to call special meetings

Advisor votes against:

a)

Supermajority vote requirements

b)

Limiting directors ’ tenure

c)

Restrictions on shareholders to act by written consent

Advisor considers on a case-by-case basis:

d)

Shareholder proposals

e)

Dissident proxy battle

3.

Director and Executive Compensation

Advisor votes for:

a)

Disclosure of executive compensation Advisor votes against:

b)

Golden and tin parachutes

Advisor considers on a case-by-case basis:

c)

Restricting executive compensation

d)

Executive compensation plans

e)

Establish/Increase share option plans for directors and executives

4.

Take-Over Defense

Advisor votes against:

a)

Reincorporation to prevent takeover

b)

Issue new class of common stock with unequal voting rights

c)

Adoption of fair price amendments

d)

Establish a classified (or “staggered”) board of directors

e)

Eliminating cumulative voting

f)

Poison pills

g)

Blank check preferred stock

5.

Capital Structure

Advisor votes for:

a)

Increase authorized common stock (unless additional stock is a takeover defense, i.e., poison pill).

b)

Share repurchase programs (when all shareholders may participate on equal terms)

Advisor votes against:

c)

Unequal voting rights, such as dual class of stock

d)

Pre-emptive rights

Advisor considers on a case-by-case basis:

e)

Increase preferred stock

f)

Blank check preferred stock (not for takeover defense)

g)

Restructuring plans

6.

Other Shareholder Value Issues Advisor votes for:

a)

Employee stock ownership plans (ESOPs)

b)

Employee stock purchase plans

c)

401(k) plans

Advisor votes against:

d)

Greenmail

Advisor considers on a case-by-case basis:

e)

Mergers and acquisitions

d)

Spin-offs and asset sales

7.

Corporate, Social and Environmental Policy Proposals

As noted above, ADVISER’s fiduciary responsibility is the maintenance and growth of our clients’ assets.  Accordingly, ADVISER will typically vote in accordance with management’s recommendations or abstain from voting on proposals concerning corporate policy and social and environmental issues.  When such proposals impact shareholder value, Advisor may vote on a case-by-case basis.

8.          Proposals Specific to Mutual Funds

ADVISER serves as investment adviser to certain investment companies under the Northern Lights Fund Trust.  These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner.  Notwithstanding the guidelines provided in these procedures, it is the policy of ADVISER to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.  After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

IV.

Conflicts of Interest

On occasion, a conflict of interest may exist between ADVISER and Funds, Portfolios and clients regarding the outcome of certain proxy votes. In such cases, ADVISER is committed to resolving the conflict in the best interest of our Funds, Portfolios and clients before we vote the proxy in question.

If the proxy proposal is a Routine Proxy Proposal, ADVISER will typically adhere to the standard procedure of referring to the principles and guidelines described herein in deciding how to vote.  Alternatively, ADVISER may disclose the conflict to our clients and obtain their consent before voting or seek the recommendation of an independent third party in deciding how to vote.

If the proxy proposal is a Non-Routine Proxy Proposal, ADVISER will take any of the following courses of action to resolve the conflict:

1)

Disclose the conflict to our Funds, Portfolios and clients and obtain consent before voting;

2)

Suggest that our Funds, Portfolios and clients  engage another party to determine how the proxy should be voted; or

3)

Vote according to the recommendation of an independent third party, such as a:

·

proxy consultant;

·

research analyst;

·

proxy voting department of a mutual fund or pension fund; or

·

compliance consultant.

V.

Obtaining More Information

Funds, Portfolios and clients may obtain a record of Advisor’s proxy voting, free of charge, by calling 888-777-0535.

These policies and procedures may also be found in ADVISER’s Form ADV, Part II and supporting schedules.

Procedures

 When the mail arrives, the person responsible for separating the mail gives any proxy materials to the person who handles compliance issues.  The proxy materials are then opened by the Compliance person.  The ticker symbol for the security noted on the proxy is located.  A Security Cross Reference report is run in Axys as of the record date, as stated on the proxy.  This report tells how many shares were owned by Funds, Portfolios and clients as of the record date, and can be printed in detail so that the exact clients who held the security on the record date are listed.   An email is sent to the Receptionist about the arrival

of the proxy.  In the email is listed the name of the security, ticker symbol, arrival date, custodian and number of shares.

 Once the Security Cross Reference report has been run, the number of shares on the report is compared to the number of shares to be voted on the proxy.

 If the number of shares between the two reports matches, then the Security Cross Reference report is attached to the proxy materials and forwarded to the Portfolio Manager to be voted according to ADVISER’s proxy voting policies.

 If the number of shares does not match, then reasonable efforts will be made to resolve the difference, such as:

•

Rerunning the Security Cross Reference report for other dates around the record date of the proxy to see if the security transferred into ADVISER after the record date, even though the client owned it as of the record date.

•

Calling the custodian to confirm the clients per their records that are included in the proxy count, and then verifying that information to the Security Cross Reference report. There may be differences due to clients having made the decision to vote their proxies, in which case, the proxies would go directly to the clients.

 If the difference still cannot be resolved, the matter is reviewed with the Portfolio Manager as to the next action to be taken.  If the difference is determined to be immaterial and is approved by the Portfolio Manager, then the proxy will stand as is.

 Once the shares have been reconciled, then the proxy materials and the Security Cross Reference report are then given to the Portfolio Manager to vote.

 The Portfolio Manager will generally vote the routine proxies in accordance with the principles and guidelines described in ADVISER’s Proxy Voting Policy and sign the proxy.  For Non-Routine Proxy Proposals, the Portfolio Manager will vote them on a case-by-case basis. The vote and the rationale will be noted as documentation for the vote.

Once the Portfolio Manager has voted the proxies, they will be given to the Receptionist for processing. If the proxy is to be mailed, then a copy of the proxy is made, attached to the proxy materials that support the vote and Security Cross Reference report and filed in chronological order. This file is maintained by year.

If the proxy was voted electronically, the original proxy with the notes on it is as to how the proxy was voted, are maintained and attached to the proxy materials that support the vote and Security Cross Reference report, and filed in chronological order, just like proxies that are mailed.

The Receptionist then enters the necessary information in the Proxy Voting Database. The following information is entered:

•

Name of Company

•

Proxy Proposal

•

Management’s recommendation

•

ADVISER’s Action

•

Rationale for the vote

•

List of clients to whom the proxy vote applies.

 Should ADVISER receive any requests from clients regarding proxy voting, the Receptionist will maintain a record of the requests from the specific clients, which will include:

•

Name of the Client

•

Date that the request was received

•

Whether the request was for a complete or partial record of proxy votes

•

The documents provided

•

Date that the information was sent to the client

A copy of the information sent to the client will be retained in a chronological file, maintained by year.

Disclosure

The ADVISER will provide conspicuously displayed information in its Form ADV Part II in the Supporting Schedules, summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how ADVISER voted a client’s proxies, and that clients may request a copy of these policies and procedures.